UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX	NQGTX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX	NAITX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX	NQVTX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX	NQCTX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX	NWQUX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX	NSCTX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’

Comments

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and along with Raymond O. Wicklander, CFA manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman and James T. Stephenson, CFA serve as portfolio managers of the Nuveen NWQ International Value Fund.

Effective 3/1/18, Raymond O. Wicklander, CFA, was added as a portfolio manager for the Nuveen NWQ Multi-Cap Value Fund and Nuveen NWQ Large-Cap Value Fund and James T. Stephenson, CFA, was added to the Nuveen NWQ International Value Fund.

Below, the team discusses economic and market conditions, the key investment strategies and performance of the Funds for the twelve-month reporting period ended June 30, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month annual reporting period ended June 30, 2018?

After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “advance” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product grew at an annualized rate of 4.1% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.0% in June 2018 from 4.3% in June 2017 and job gains averaged around 198,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.9% over the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

twelve-month reporting period ended June 30, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in May 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.1% and 6.5%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July (after the close of the reporting period) they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.

Global market returns in U.S. dollar terms were very mixed at the end of the reporting period, as strong local market performance was in many cases more than offset by U.S. dollar strength. For U.S. dollar based investors, local market returns handily outpaced the rest of the world with the S&P 500® Index rising 14.37%, the Dow Jones Industrial Average returned 16.31% and Nasdaq-100 Index returned 26.01%. International equity returns were less robust for the reporting period, with the MSCI EAFE Index returning 6.84%, the MSCI ACWI Ex-U.S. Index 7.28% and the MSCI Emerging Markets Index 8.20%. The oil price continued to rally and energy stocks led returns around the world. Crude oil was up 22% as of the end of the reporting period. Importantly as equity investors, energy companies finally started to mirror this rally and ended up in all major regions as the best performing sector. Financial companies, particularly in Europe, came under intense pressure in May 2018.

How did the Funds perform during the twelve-month reporting period ended June 30, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, and ten-year and/or since inception periods ended June 30, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2018 and how did these strategies influence performance?

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV underperformed the MSCI World Index and its comparative Lipper classification average during the twelve-month reporting period ended June 30, 2018.

The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards. The Fund may employ the use of structured notes to find compelling risk/reward investments.

Geographically, performance benefitted from stock selection in the Europe (excluding the United Kingdom), specifically Germany and Belgium and Spain. Investments in the United States, United Kingdom (UK) and Japan lagged and were a headwind for the Fund’s overall return for the reporting period. From a sector perspective, our investments in the financials and information technology sectors were positive. Conversely, adverse performance in the health care and consumer staples were key detractors. Currency was a slight positive during the reporting period.

Several individual holdings contributed to performance. Global enterprise software company Microsoft Corporation was the largest contributor to portfolio performance during the reporting period. Fourth quarter earnings beat analyst expectations on top and bottom lines. Management reported that each business unit is growing as good as or better than planned and demand for their cloud offerings continues to accelerate. Sentiment on the stock further improved when an analyst called for a significant increase in the company’s valuation. Also positively contributing was financial sector holding, The Bank of N.T. Butterfield & Son Limited common stock. Since its IPO in 2017, the bank has continued to use its high quality balance sheet to generate returns on tangible equity. It is expanding its trust business through tactful acquisitions, most recently with the purchase of Deutsche Bank’s Banking & Custody Business in the Cayman and Channel Islands. It also has excess capital which can be used in acquisitions (more trust businesses in core markets) or returned to shareholders. Lastly, financial sector holding Ageas contributed to performance. Ageas, a Belgian multi-national insurance company, made continued progress on cleaning up their business and returning cash to shareholders. Along with continued confidence in the company’s Asian business, the company has seen a positive revaluation that has followed their strong results. We continue to view Ageas as an inexpensive multiline insurer with continued catalysts to revalue the company upwards as these positive trends and capital returns continue.

Several individual holdings detracted from portfolio performance, particularly health care holdings Teva Pharmaceutical Industries Limited 7% Convertible Preferred shares. Teva has been under pressure as one of the company’s most popular products used to treat multiple sclerosis, Copaxone, faced generic competition since being off-patent. During the reporting period, Mylan NV, a UK pharmaceutical company, received a surprise FDA approval to produce generic Copaxone, which moved Teva’s stock price lower. Teva’s pipeline of drugs expanded with the purchase of Allergen’s generic business for $40.5 billion last year. With this administration focused on reducing health care cost, the FDA will likely expedite the approval of other generic drugs. Owning the preferred shares have offered us some mild outperformance relative to the underlying equity. We sold the position during the reporting period. Consumer Staples holding, Imperial Brands PLC stock weakness was a result of declining trends in Europe due to regulatory pressures and increasing excise taxes in 2017, concerns over next generation products like Phillip Morris’ “Heat Not Burn” taking share in the U.S. and Europe and headline risk as the FDA looks into lowering nicotine levels in cigarettes. Imperial remains one of the cheapest staple stocks with nearly a 7% dividend yield and we anticipate the stock may rebound as fundamentals improve. Lastly, real estate holding Colony Capital Inc. Class A fell dramatically as the company’s results fell short of expectations and the diversified real estate investment trust cut its dividend. We still have conviction in the investment, and expect the company to use its cash balance to start retiring high cost debt and preferred stock in the near term. Several board members have purchased stock in March of 2018, in addition to the company announcing a $300 million share repurchase.

Portfolio Managers’ Comments (continued)

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the reporting period.

Nuveen NWQ International Value Fund

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index, but outperformed the Lipper classification average for the twelve-month reporting period ended June 30, 2018.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-US equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The energy and materials sectors were the leading contributors to performance on a relative basis. Health care and information technology sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a regional basis, United Kingdom (UK), Canada and Asia excluding Japan contributed to relative results while overall selections in the U.S., continental Europe and Middle East detracted. In absolute terms, a modestly weaker U.S. dollar aided returns, and currency exposures were also a small relative contributor to returns.

Several individual holdings contributed to relative performance including consumer staples holding, Tesco PLC. The stock appreciated on the back of strengthening revenue and profitability trends. The company made a sizable acquisition of the largest wholesaler in the UK, Booker, which was approved in March 2018. Energy sector holding, Royal Dutch Shell PLC was another contributor to results, buoyed by a confluence of increasingly positive fundamental market forces including 1) capital discipline among producers, 2) declining inventories, 3) strong demand and 4) an agreement for a modest supply increase by Organization of the Petroleum Exporting Countries (OPEC) required to perhaps offset renewed Iran sanctions and prevent a further spike in oil prices. Lastly, materials sector holding Koninklijke DSM NV contributed to performance. Koninklijke DSM is a leading player in highly attractive segments such as eubiotics and enzymes. Its pipeline of larger-scale innovations supports the view that it can grow its nutrition business by over 5% organically in the future. The stock did well due to better than expected results in third quarter 2017 and higher prices for vitamin A and E. Moreover, with its’ underlevered balance sheet following the sale of Patheon to Thermo Fisher, the company is now ripe for deploying its cash into higher growth opportunities.

Several individual holdings detracted from relative performance including consumer staples holding Carrefour SA. The stock’s under performance was driven by softer than expected first quarter 2018 sales results, which showed continued weakness in France, Europe and Asia. While the new CEO is implementing a comprehensive turnaround strategy, it will take several years to execute. Also detracting from performance was health care sector holding Teva Pharmaceuticals Industries Limited. Teva Pharmaceutical Industries was the largest individual detractor of results. Teva has been under pressure as one of the company’s most popular products used to treat multiple sclerosis, Copaxone, faced generic competition since being off-patent. During the reporting period, Mylan NV, a UK pharmaceutical company, received a surprise FDA approval to produce generic Copaxone, which moved Teva’s stock price lower. Teva’s pipeline of drugs expanded with the purchase of Allergen’s generic business for $40.5 billion last year. With this administration focused on reducing health care cost, the FDA will likely expedite the approval of other generic drugs. Though this most recent generic drug approval detracted from Teva, the FDA’s future efforts will be potential tailwinds for Teva’s business and product pipeline. We sold the position during the reporting period. Lastly, detracting from performance was information technology sector Luxoft Holding Inc. The stock was buffeted by the continual contraction of its largest customer, Deutsche Bank which had to make drastic cuts as they navigated through their own turmoil. The stock declined further as recent acquisitions failed to deliver the expected revenue synergies as their flagship clients were going through mergers.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund outperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2018.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Favorable stock selection in the technology and consumer discretionary sector, as well as an overweight to the energy sector contributed positively to performance relative to the benchmark. The Fund’s producer durables and financials sector holdings detracted relative to the Russell 3000® Value Index.

Several investments contributed meaningfully to the Fund’s performance. Technology sector holding, Mellanox Technologies, Limited was a top contributor to performance. The company continues to generate revenue growth, with design activity supporting that growth and margin improvements. Additionally, Starboard Value, an activist investment firm, has proposed a slate of directors that shareholders may vote for later in 2018. Amidst this activity, the company has pushed that vote out as far as possible in order to demonstrate its ability to enhance shareholder value performance without activist involvement. We believe the company maintains a leadership position in interconnect technology and ultimately could be an acquisition target. Energy sector holdings, Hess Corporation and Carrizo Oil & Gas, Inc. also contributed to performance. Carrizo Oil & Gas contributed to portfolio performance during the reporting period on the back of strong operational performance in the first quarter 2018. Trading at one of the lowest valuations in the sector, the company benefitted from its large operations in Eagle Ford, which took full advantage of the strong pricing of coastal crudes, while producers in the Permian Basin saw differentials widen significantly on infrastructure constraints. Hess stock appreciated significantly as the news keeps getting better. It has sold non-strategic assets, initiated a $1 billion share repurchase and most importantly, its transformational project in Guyana, where it holds a 30% interest, continues to yield additional discoveries with partner ExxonMobil, now estimated to be in excess of 4 billion barrels of oil equivalent (BOE). We believe that Guyana will provide Hess with several decades of low cost, high return investment opportunities and perhaps the best growth and visibility in the sector.

Several holdings detracted from performance, including real estate holding Colony Capital Inc., Class A, which fell dramatically as the company’s results fell short of expectations and the diversified real estate investment trust cut its dividend. We still have conviction in the investment, and expect the company to use its cash balance to start retiring high cost debt and preferred stock in the near term. Several board members have purchased stock in March of 2018, in addition to the company announcing a $300 million share repurchase. Health care holding Allergan PLC also detracted from performance, Allergan’s decline is attributable to concern over potential competition to its valuable Botox franchise and a current short-term lack of visibility over its pipeline of major new drugs. We believe that concerns are exaggerated and the stock represents excellent value at current levels. Allergan offers a complete suite of products surrounding Botox, which should provide a level of protection against competitive inroads. Lastly, Oracle Corporation detracted from performance, due to cloud growth deceleration and continued declines in legacy applications which detractors see as signs of structural weakness. During the most recent earnings period, the company announced that it will no longer be disclosing “cloud” revenues, causing consternation among some investors. The thesis remains that Oracle has a very defensible enterprise software business. As the products move to subscription from perpetual licenses and the exit from low-margin hardware occurs, profits should continue to improve over time.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2018.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Portfolio Managers’ Comments (continued)

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection particularly in the energy, consumer discretionary and utilities sectors. Offsetting these gains was the underperformance of our financial sector holdings.

Our investments in the energy sector were top contributors for the reporting period, including Hess Corporation and Suncor Energy, Inc. They benefited from strong outperformance in the sector and oil price increases that were driven by a confluence of increasingly positive fundamental market forces including 1) capital discipline among producers, 2) declining inventories, 3) strong demand and 4) an agreement for a modest supply increase by Organization of the Petroleum Exporting Countries (OPEC) required to perhaps offset renewed Iran sanctions and prevent a further spike in oil prices. Also positively contributing to performance was technology holding Teradyne Inc. The stock appreciated significantly during the reporting period, based on the growth in the company’s industrial automation division and continued share gains in its semiconductor test business. Industry discipline and limited competition in the semiconductor test business has resulted in record segment profits. The company has maintained significant market share in collaborative robots (cobots) and recently made further acquisitions to augment its offerings.

Several holdings detracted from performance, including real estate holding Colony Capital Inc. Class A, which fell dramatically as the company’s results fell short of expectations and the diversified real estate investment trust cut its dividend. We still have conviction in the investment, and expect the company to use its cash balance to start retiring high cost debt and preferred stock in the near term. Several board members have purchased stock in March 2018, in addition to the company announcing a $300 million share repurchase. Health care holding Allergan PLC also detracted from performance, Allergan’s decline is attributable to concern over potential competition to its valuable Botox franchise, and a current short-term lack of visibility over its pipeline of major new drugs. We believe that concerns are exaggerated and the stock represents excellent value at current levels. Allergan offers a complete suite of products surrounding Botox, which should provide a level of protection against competitive inroads. Lastly, Oracle Corporation detracted from performance, due to cloud growth deceleration and continued declines in legacy applications which detractors see as signs of structural weakness. During the most recent earnings period, the company announced that it will no longer be disclosing “cloud” revenues, causing consternation among some investors. The thesis remains that Oracle has a very defensible enterprise software business. As the products move to subscription from perpetual licenses and the exit from low-margin hardware occurs, profits should continue to improve over time.

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the reporting period.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index and was in line with its Lipper classification average for the twelve-month reporting period ended June 30, 2018.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small-to-medium market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

During the reporting period, strong stock selection in technology and health care sectors contributed positively to the Fund’s performance. Stock selection in the consumer staples and consumer discretionary sectors detracted from performance.

Energy sector holding Carrizo Oil & Gas, Inc. was a top contributor to performance due to strong operational performance in the first quarter of 2018. Trading at one of the lowest valuations in the sector, the company benefitted from its large operations in the Eagle Ford, which took full advantage of the strong pricing of coastal crudes, while producers in the Permian Basin saw differentials widen significantly on infrastructure constraints. Technology sector holding, Mellanox Technologies, Limited, was also a top contributor to performance. The company continues to generate revenue growth, with design activity supporting that growth and margin improvements. Additionally, Starboard Value, an activist investment firm, has proposed a slate of directors that shareholders may vote for later in 2018. Amidst this activity, the company has pushed that vote out as far as possible in order to demonstrate its ability to enhance shareholder value performance without activist involvement. We believe the company maintains a leadership position in interconnect technology and ultimately could be an acquisition target. Lastly, positive contribution to performance also came from technology holding Mitel Networks Corporation following the announcement that the company will be acquired by private equity company Searchlite Capital.

Several individual holdings detracted from performance, including consumer discretionary holding Fred’s Inc., which owns and operates general merchandise and pharmacy stores. During the reporting period, the company reported declining quarterly year-over-year net sales. Also a top detractor was consumer staples holding Treehouse Foods Inc. The company lowered full-year revenue and earnings guidance because of broad-based food deflation and industry pricing pressure, which included large traditional supermarkets lowering prices across the board in response to increasing competition from non-traditional (online, discount) food channels. We have sold our Treehouse Foods Inc. holding. Lastly, technology holding Coherent Inc. was another detractor from portfolio performance. The stock has been impacted by concerns regarding decreased orders for this fall’s Apple flagship iPhones, which incorporate OLED (organic light-emitting diode) screens. The company’s product portfolio remains strong and diverse, including recent laser orders for defense, auto welding, EV battery manufacturing and 3D printing. The company continues to generate meaningful free cash flow and has paid down debt following its acquisition of Rofin-Sinar. Beyond this, we believe the stock does not appropriately reflect its growing recurring service and spares business, nor its growing fiber laser business.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2018.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

Positive stock selection in the technology, energy and health care sectors helped performance, while stock selection in consumer staples and consumer discretionary sectors detracted from performance.

Technology sector holding, Mellanox Technologies Limited was a top contributor to performance. The company continues to generate revenue growth, with design activity supporting that growth and margin improvements. Additionally, Starboard Value, an activist investment firm, has proposed a slate of directors that shareholders may vote for later this year. Amidst this activity, the company has pushed that vote out as far as possible in order to demonstrate its ability to enhance shareholder value performance without activist involvement. We believe the company maintains a leadership position in interconnect technology and ultimately could be an acquisition target. Energy sector holding Carrizo Oil & Gas, Inc. was also a top contributor to performance due to strong operational performance in the first quarter of 2018. Trading at one of the lowest valuations in the sector, the company benefitted from its large operations in Eagle Ford, which took full advantage of the strong pricing of coastal crudes, while producers in the Permian Basin saw differentials widen significantly on infrastructure constraints. Lastly, positive contribution to performance also came from technology holding Mitel Networks Corporation following the announcement that the company will be acquired by private equity company Searchlite Capital.

Several individual holdings detracted from performance, including consumer discretionary holding Fred’s Inc., which owns and operates general merchandise and pharmacy stores. During the reporting period, the company reported declining quarterly year-over-year net sales. Also detracting was consumer staples holding Treehouse Foods Inc. The company lowered full-year revenue and earnings guidance because of broad-based food deflation and industry pricing pressure, which included large traditional supermarkets lowering prices across the board in response to increasing competition from non-traditional (online, discount) food channels. We have sold our Treehouse Foods Inc. holding. Lastly, technology holding Coherent Inc. detracted from portfolio performance. The stock has been impacted by concerns regarding decreased orders for this fall’s Apple flagship iPhones, which incorporate OLED (organic light-emitting diode) screens. The company’s product portfolio remains strong and diverse, including recent laser orders for defense, auto welding, EV battery manufacturing and 3D printing. The company continues to generate meaningful free cash flow and has paid down debt following its acquisition of Rofin-Sinar. Beyond this, we believe the stock does not appropriately reflect its growing recurring service and spares business, nor its growing fiber laser business.

Risk Considerations

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.42%	7.12%	8.67%
Class A Shares at maximum Offering Price	(2.52)%	5.85%	7.94%
MSCI World Index	11.09%	9.94%	9.57%
Lipper Global Equity Income Funds Classification Average	4.81%	6.61%	7.33%

Class C Shares	2.65%	6.31%	7.86%
Class R3 Shares	3.13%	6.84%	8.40%
Class I Shares	3.69%	7.39%	8.95%

	Average Annual
	1-Year	Since Inception
Class T Shares at NAV*	3.39%	4.78%
Class T Shares at maximum Offering Price*	0.80%	2.36%

Since inception returns for Class A Shares, Class C Shares, Class R3 Shares and Class I Shares, and for the comparative index and Lipper classification average are from 9/15/09; since inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Gross Expense Ratios	1.33%	2.03%	1.55%	1.07%	1.33%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%	1.11%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Class T Shares are not available for public offering.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.92%	5.63%	1.35%
Class A Shares at maximum Offering Price	(2.06)%	4.39%	0.75%
MSCI EAFE Index	6.84%	6.44%	2.84%
Lipper International Multi-Cap Value Funds Classification Average	3.66%	5.13%	1.84%

Class C Shares	3.20%	4.84%	0.59%
Class I Shares	4.20%	5.90%	1.61%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	3.71%	5.37%	1.69%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.28%	2.03%	1.52%	1.03%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.14%	8.26%	6.08%
Class A Shares at maximum Offering Price	4.74%	6.99%	5.46%
Russell 3000® Value Index	7.25%	10.40%	8.60%
Lipper Multi-Cap Value Funds Classification Average	8.41%	9.67%	8.17%

Class C Shares	10.29%	7.45%	5.29%
Class I Shares	11.37%	8.53%	6.35%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	10.81%	7.98%	6.41%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.25%	2.00%	1.50%	1.00%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	8.71%	8.15%	5.96%
Class A Shares at maximum Offering Price	2.46%	6.88%	5.34%
Russell 1000® Value Index	6.77%	10.34%	8.49%
Lipper Multi-Cap Value Funds Classification Average	8.41%	9.67%	8.17%

Class C Shares	7.86%	7.34%	5.16%
Class I Shares	8.96%	8.43%	6.23%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	8.50%	7.88%	8.14%

Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios	1.00%	1.75%	1.25%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2020) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.98%	9.10%	8.28%
Class A Shares at maximum Offering Price	7.41%	7.82%	7.65%
Russell 2500® Value Index	11.49%	10.78%	10.10%
Lipper Small-Cap Core Funds Classification Average	13.99%	11.00%	9.78%

Class C Shares	13.12%	8.29%	7.47%
Class I Shares	14.25%	9.39%	8.43%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	13.69%	8.83%	12.10%
Class R6 Shares	14.44%	N/A	17.23%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.43%	2.18%	1.68%	1.05%	1.18%
Net Expense Ratios	1.31%	2.06%	1.56%	0.90%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of June 30, 2018– Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.94%	12.30%	9.78%
Class A Shares at maximum Offering Price	10.21%	10.98%	9.13%
Russell 2000® Value Index	13.10%	11.18%	9.88%
Lipper Small-Cap Core Funds Classification Average	13.99%	11.00%	9.78%

Class C Shares	16.05%	11.45%	8.97%
Class I Shares	17.22%	12.58%	10.06%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	16.62%	12.01%	14.31%
Class R6 Shares	17.41%	12.74%	13.37%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.86%	1.05%

Growth of an Assumed $10,000 Investment as of June 30, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding

Summaries    as of June 30, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Global Equity Income Fund

Fund Allocation

(% of net assets)

Common Stocks	95.4%
Structured Notes	2.6%
$1,000 Par (or similar) Institutional Preferred	1.0%
$25 Par (or similar) Retail Preferred	0.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

DowDuPont, Inc.	4.0%
Oracle Corporation	3.8%
GlaxoSmithKline PLC	3.5%
Citigroup Inc.	3.1%
Enterprise Products Partners L.P.	3.0%

Portfolio Composition

(% of net assets)

Banks	17.2%
Insurance	8.8%
Oil, Gas & Consumable Fuels	7.6%
Capital Markets	7.0%
Pharmaceuticals	6.5%
Software	5.8%
Chemicals	4.0%
Diversified Telecommunication Services	3.7%
Semiconductors & Semiconductor Equipment	3.0%
Tobacco	2.8%
Real Estate Management & Development	2.5%
Multi-Utilities	2.5%
Electric Utilities	2.5%
Food Products	2.5%
Industrial Conglomerates	2.3%
Other	18.0%
Stuctured Notes	2.6%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	41.2%
Germany	10.8%
United Kingdom	9.1%
Japan	5.2%
Ireland	4.9%
France	4.1%
Netherlands	4.0%
Switzerland	3.3%
Bermuda	3.1%
Spain	2.8%
Other	10.8%
Other Assets less liabilities	0.7%
Net Assets	100%

1	Includes 7.0% (as a percentage of net assets) in emerging market countries.

Nuveen NWQ International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	97.1%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Ageas	2.7%
Axis Capital Holdings Limited	2.6%
Tesco PLC	2.6%
Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	2.6%
ING Groep N.V.	2.6%

Portfolio Composition

(% of net assets)

Banks	13.9%
Insurance	9.2%
Pharmaceuticals	6.7%
Food & Staples Retailing	5.7%
Oil, Gas & Consumable Fuels	4.4%
Diversified Telecommunication Services	4.1%
Energy Equipment & Services	4.0%
Commercial Services & Supplies	4.0%
Capital Markets	3.7%
Professional Services	3.6%
Automobiles	3.5%
Technology Hardware, Storage & Peripherals	3.2%
Industrial Conglomerates	3.1%
Tobacco	3.0%
Wireless Telecommunication Services	2.5%
Household Durables	2.4%
Chemicals	2.4%
Other	17.7%
Repurchase Agreement	2.4%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	21.9%
Netherlands	12.0%
Germany	8.6%
United Kingdom	8.2%
United States	7.8%
France	7.6%
Switzerland	5.3%
South Korea	5.2%
Denmark	4.3%
Belgium	4.3%
Other	14.3%
Other Assets less liabilities	0.5%
Net Assets	100%

1	Includes 6.3% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of June 30, 2018 (continued)

Nuveen NWQ Multi-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	16.9%
Banks	15.1%
Insurance	7.5%
Machinery	5.6%
Pharmaceuticals	5.4%
Semiconductors & Semiconductor Equipment	4.6%
Communication Equipment	4.3%
Consumer Finance	4.2%
Airlines	3.7%
Equity Real Estate Investment Trusts	3.3%
Software	3.1%
Media	3.1%
Specialty Retail	3.0%
Other	19.4%
Repurchase Agreement	0.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

EQT Corporation	4.5%
Citigroup Inc.	4.0%
CIT Group Inc.	3.9%
Hess Corporation	3.3%
Oracle Corporation	3.1%

Nuveen NWQ Large-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	97.0%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	16.0%
Banks	15.5%
Insurance	7.0%
Pharmaceuticals	5.4%
Consumer Finance	5.2%
Machinery	4.3%
Airlines	3.6%
Specialty Retail	3.2%
Software	3.2%
Media	3.2%
Electric Utilities	3.0%
Communication Equipment	3.0%
Automobiles	2.7%
IT Services	2.7%
Other	19.0%
Repurchase Agreement	0.3%
Other Assets Less Liabilities	2.7%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

EQT Corporation	4.6%
Citigroup Inc.	4.0%
CIT Group Inc.	3.9%
Hess Corporation	3.6%
JPMorgan Chase & Co.	3.3%

Holding Summaries as of June 30, 2018 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	83.1%
Exchange-Traded Funds	9.9%
Repurchase Agreements	7.9%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.0%
Oil, Gas & Consumable Fuels	12.3%
Semiconductors & Semiconductor Equipment	7.6%
Communication Equipment	5.1%
Household Durables	5.0%
Specialty Retail	4.5%
Paper & Forest Products	3.8%
Machinery	3.7%
Insurance	3.4%
Life Sciences Tools & Services	3.3%
Other	19.4%
Exchange-Traded Funds	9.9%
Repurchase Agreements	7.9%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Carrizo Oil & Gas, Inc	4.3%
EQT Corporation	4.2%
Bio-Rad Laboratories Inc.	3.3%
The Bank of N.T. Butterfield & Son Limited	3.2%
Mitel Networks Corporation	2.8%

Nuveen NWQ Small-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	84.1%
Exchange-Traded Funds	10.0%
Repurchase Agreements	6.7%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.9%
Oil, Gas & Consumable Fuels	11.3%
Household Durables	8.7%
Semiconductors & Semiconductor Equipment	7.8%
Paper & Forest Products	5.5%
Electronic Equipment, Instruments & Components	3.7%
Communication Equipment	2.9%
Insurance	2.8%
Food Products	2.8%
Metals & Mining	2.7%
Other	20.0%
Exchange-Traded Funds	10.0%
Repurchase Agreements	6.7%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Carrizo Oil & Gas, Inc.	4.3%
PDC Energy Inc.	4.3%
Western Alliance Bancorporation	3.6%
Hooker Furniture Corporation	3.5%
The Bank of N.T. Butterfield & Son Limited	3.3%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2018.

The beginning of the period is January 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$963.00	$959.50	$961.70	$964.30	$963.00
Expenses Incurred During the Period	$5.40	$9.04	$6.61	$4.19	$5.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.29	$1,015.57	$1,018.05	$1,020.53	$1,019.29
Expenses Incurred During the Period	$5.56	$9.30	$6.80	$4.31	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36%, 0.86% and 1.11% for Classes A, C, R3, I, and T respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen NWQ International Value Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$962.10	$958.80	$961.30	$963.40
Expenses Incurred During the Period	$5.59	$9.23	$6.81	$4.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$5.76	$9.49	$7.00	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40%, and 0.90% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.10	$1,021.10	$1,023.40	$1,026.30
Expenses Incurred During the Period	$5.77	$9.52	$7.02	$4.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$5.76	$9.49	$7.00	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40%, and 0.90% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.00	$1,000.00	$1,001.50	$1,004.50
Expenses Incurred During the Period	$4.97	$8.68	$6.20	$3.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.12	$1,018.60	$1,021.08
Expenses Incurred During the Period	$5.01	$8.75	$6.26	$3.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, and 0.75% for Classes A, C, R3, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.50	$1,046.50	$1,048.90	$1,052.60	$1,051.90
Expenses Incurred During the Period	$6.66	$10.45	$7.93	$4.58	$5.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.33	$1,019.54
Expenses Incurred During the Period	$6.56	$10.29	$7.80	$4.51	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.90% and 1.06% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.80	$1,048.70	$1,051.30	$1,054.70	$1,054.00
Expenses Incurred During the Period	$6.36	$10.16	$7.63	$4.28	$5.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.88	$1,017.36	$1,020.63	$1,019.84
Expenses Incurred During the Period	$6.26	$9.99	$7.50	$4.21	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.01%, 1.51%, 0.85% and 1.01% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Nuveen Investment Trust and Nuveen Investment Trust II and Shareholders of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ International Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, and Nuveen NWQ Small-Cap Value Fund (five of the Funds constituting Nuveen Investment Trust), and of Nuveen NWQ International Value Fund (one of the Funds constituting Nuveen Investment Trust II) (hereafter collectively referred to as the “Funds”), as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018 (or for Nuveen NWQ International Value Fund, for the year ended June 30, 2018, for the eleven months ended June 30, 2017, and for the year ended July 31, 2016), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 (or for Nuveen NWQ International Value Fund, for the year ended June 30, 2018, for the eleven months ended June 30, 2017, and for the year ended July 31, 2016) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

August 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 95.4%

	Air Freight & Logistics – 1.2%

104,000	Deutsche Post AG, (2)	$3,378,996

	Airlines – 1.6%

90,000	Delta Air Lines, Inc.	4,458,600

	Automobiles – 1.3%

53,650	Daimler AG, (2)	3,436,664

	Banks – 17.2%

1,475,000	AIB Group PLC, (2)	7,987,709

665,000	Bank of Ireland Group PLC, (2)	5,162,401

137,000	CIT Group Inc.	6,906,170

123,300	Citigroup Inc.	8,251,236

425,570	ING Groep N.V., (2)	6,108,850

39,000	JPMorgan Chase & Co.	4,063,800

94,000	The Bank of N.T. Butterfield & Son Limited	4,297,680

2,230,600	Unicaja Banco SA,144A, (2)	3,820,068
	Total Banks	46,597,914

	Biotechnology – 1.7%

64,135	Gilead Sciences, Inc.	4,543,323

	Capital Markets – 7.0%

207,100	Ares Capital Corporation	3,406,795

63,200	Aurelius AG, (2)	3,740,699

479,300	Daiwa Securities Group Inc., (2)	2,777,958

32,000	Deutsche Boerse AG, (2)	4,254,529

310,000	UBS Group AG, (2)	4,752,410
	Total Capital Markets	18,932,391

	Chemicals – 4.0%

163,830	DowDuPont, Inc.	10,799,674

	Diversified Financial Services – 1.4%

430,000	Challenger Limited, (2)	3,763,036

	Diversified Telecommunication Services – 3.7%

138,740	Nippon Telegraph and Telephone Corporation, (2)	6,302,678

320,000	Telefonica Brasil SA	3,776,508
	Total Diversified Telecommunication Services	10,079,186

	Electric Utilities – 2.5%

187,000	FirstEnergy Corp.	6,715,170

Shares	Description (1)	Value

	Electrical Equipment – 1.6%

57,000	Eaton PLC	$4,260,180

	Food Products – 1.5%

460,300	Orkla ASA, (2)	4,027,112

	Gas Utilities – 1.7%

821,000	Italgas SPA, (2)	4,518,730

	Household Durables – 1.9%

285,000	Sekisui House, Ltd., (2)	5,037,198

	Industrial Conglomerates – 2.3%

46,760	Siemens AG, (2)	6,160,902

	Insurance – 8.5%

121,000	Ageas, (2)	6,091,511

22,600	Allianz AG ORD Shares, (2)	4,656,834

74,000	CNA Financial Corporation	3,380,320

113,200	NN Group N.V., (2)	4,590,985

35,000	RenaissanceRe Holdings, Limited	4,211,200
	Total Insurance	22,930,850

	Media – 1.5%

132,000	Viacom Inc., Class B	3,981,120

	Multi-Utilities – 2.5%

314,700	Veolia Environment S.A., (2)	6,724,831

	Oil, Gas & Consumable Fuels – 7.6%

39,520	Chevron Corporation	4,996,514

214,200	Dominion Midstream Partners, LP	2,913,120

297,000	Enterprise Products Partners L.P.	8,217,990

74,000	Total SA, (2)	4,493,704
	Total Oil, Gas & Consumable Fuels	20,621,328

	Pharmaceuticals – 6.5%

108,000	AstraZeneca PLC, Sponsored ADR	3,791,880

470,000	GlaxoSmithKline PLC, (2)	9,475,638

19,200	Roche Holdings AG, (2)	4,259,673
	Total Pharmaceuticals	17,527,191

	Real Estate Management & Development – 2.5%

550,000	Great Eagle Holdings Limited, (2)	2,681,725

2,500,000	Sino Land Company Limited, (2)	4,062,428
	Total Real Estate Management & Development	6,744,153

	Road & Rail – 1.3%

24,500	Union Pacific Corporation	3,471,160

	Semiconductors & Semiconductor Equipment – 3.0%

300,000	Cypress Semiconductor Corporation	4,674,000

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

137,500	Infineon Technologies AG, (2)	$3,492,679
	Total Semiconductors & Semiconductor Equipment	8,166,679

	Software – 5.8%

55,500	Microsoft Corporation	5,472,855

235,000	Oracle Corporation	10,354,100
	Total Software	15,826,955

	Specialty Retail – 1.4%

950,000	Kingfisher plc, (2)	3,715,078

	Technology Hardware, Storage & Peripherals – 1.4%

113,400	Samsung Electronics Company Limited, (2)	3,829,392

	Textiles, Apparel & Luxury Goods – 0.0%

34,456,000	China Hongxing Sports Limited, (4)	60,693

	Tobacco – 2.8%

205,000	Imperial Brands PLC, (2)	7,613,312
	Total Common Stocks (cost $233,729,386)	257,921,818

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 2.6%

8,700	Goldman Sachs Finance Corp., Mandatory Exchangeable Notes, Linked to Common Stock of Coherent, Inc. (Cap 120.50% of Issue Price), 144A	10.000%	$168.2340	$202.7220	11/21/18	$1,373,806

58,000	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Delta Air Lines, Inc. (Cap 115.38% of Issue Price), 144A	8.000%	55.5165	64.0549	7/24/18	2,881,440

37,000	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap 114.56% of Issue Price), 144A	10.000%	66.2300	75.8731	7/24/18	2,776,480
	Total Structured Notes (cost $7,134,103)					7,031,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.0%

	Food Products – 1.0%

$1,884	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	$2,053,560

554	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	609,400
$2,438	Total $1,000 Par (or similar) Institutional Preferred (cost $2,438,000)				2,662,960

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3%

	Insurance – 0.3%

31,400	National General Holding Company	7.625%		N/R	$803,212
	Total $25 Par (or similar) Retail Preferred (cost $773,040)				803,212
	Total Long-Term Investments (cost $244,074,529) – 99.3%				268,419,716
	Other Assets Less Liabilities – 0.7%				1,938,441
	Net Assets – 100%				$270,358,157

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Perpetual security. Maturity date is not applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen NWQ International Value Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 97.1%

	Aerospace & Defense – 1.5%

34,262	Thales SA, (2)	$4,407,938

	Automobiles – 3.5%

37,986	Hyundai Motor Company, (2)	2,802,709

56,308	Toyota Motor Corporation, Sponsored ADR	7,253,033
	Total Automobiles	10,055,742

	Banks – 13.9%

945,800	AIB Group PLC, (2)	5,121,881

658,388	Bank of Ireland Group PLC, (2)	5,111,072

515,888	ING Groep N.V., (2)	7,405,321

372,600	Oversea-Chinese Banking Corporation Limited, (2)	3,173,712

2,133,355	Royal Bank of Scotland Group PLC, (2), (3)	7,182,010

147,000	Sumitomo Mitsui Trust Holdings, (2)	5,799,679

3,805,297	Unicaja Banco SA,144A, (2)	6,516,853
	Total Banks	40,310,528

	Capital Markets – 3.7%

74,345	Aurelius AG, (2)	4,400,352

413,731	UBS Group AG	6,346,634
	Total Capital Markets	10,746,986

	Chemicals – 2.4%

68,349	Koninklijke DSM NV, (2)	6,837,567

	Commercial Services & Supplies – 4.0%

184,500	Dai Nippon Printing Co., Ltd., (2)	4,122,956

213,494	ISS AS, (2)	7,312,583
	Total Commercial Services & Supplies	11,435,539

	Diversified Financial Services – 1.6%

43,103	Groupe Bruxelles Lambert SA, (2)	4,534,444

	Diversified Telecommunication Services – 4.1%

158,296	Nippon Telegraph and Telephone Corporation, ADR, (2)	7,177,141

230,928	Telenor ASA, (2)	4,729,520
	Total Diversified Telecommunication Services	11,906,661

	Electrical Equipment – 1.7%

106,300	Mabuchi Motor Company Limited, (2)	5,045,295

	Electronic Equipment, Instruments & Components – 1.6%

328,719	Flextronics International Limited, (3)	4,638,225

Shares	Description (1)	Value

	Energy Equipment & Services – 4.0%

604,387	Aker Solutions ASA, (2), (3)	$4,213,752

402,875	Tenaris SA, (2)	7,352,474
	Total Energy Equipment & Services	11,566,226

	Food & Staples Retailing – 5.7%

292,569	Carrefour SA, (2)	4,719,409

98,800	Seven & I Holdings, (2)	4,309,228

2,224,529	Tesco PLC, (2)	7,526,905
	Total Food & Staples Retailing	16,555,542

	Household Durables – 2.4%

200,600	Panasonic Corporation (2)	2,704,975

245,900	Sekisui House, Ltd., (2)	4,346,130
	Total Household Durables	7,051,105

	Industrial Conglomerates – 3.1%

1,966,700	Alfa S.A.	2,283,562

51,071	Siemens AG, (2)	6,728,901
	Total Industrial Conglomerates	9,012,463

	Insurance – 9.2%

157,233	Ageas, (2)	7,915,591

22,209	Allianz AG ORD Shares, (2)	4,576,266

135,837	Axis Capital Holdings Limited	7,555,254

208,600	MS&AD Insurance Group Holdings, Inc., (2)	6,478,821
	Total Insurance	26,525,932

	IT Services – 1.2%

92,034	Luxoft Holding Inc., (3)	3,391,453

	Media – 2.1%

88,617	Publicis Groupe, (2)	6,081,118

	Oil, Gas & Consumable Fuels – 4.4%

145,215	Canadian Natural Resources Limited	5,237,905

102,592	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	7,453,309
	Total Oil, Gas & Consumable Fuels	12,691,214

	Pharmaceuticals – 6.7%

39,429	Bayer AG, (2)	4,330,231

206,316	GlaxoSmithKline PLC, (2)	4,159,523

18,207	Roche Holdings AG, (2)	4,039,368

84,746	Sanofi, SA, (2)	6,801,672
	Total Pharmaceuticals	19,330,794

	Professional Services – 3.6%

82,560	Adecco Group, (2)	4,872,202

99,982	Wolters Kluwer NV, (2)	5,616,661
	Total Professional Services	10,488,863

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)			Value

	Real Estate Management & Development – 1.5%

544,300	City Developments Limited, (2)			$4,359,795

	Semiconductors & Semiconductor Equipment – 1.7%

92,000	MediaTek, (2)			903,080

48,300	Rohm Company Limited, (2)			4,036,162
	Total Semiconductors & Semiconductor Equipment			4,939,242

	Software – 1.6%

40,850	SAP SE, (2)			4,714,813

	Specialty Retail – 1.6%

1,216,609	Kingfisher plc, (2)			4,757,681

	Technology Hardware, Storage & Peripherals – 3.2%

105,000	FUJIFILM Holdings, Ltd., (2)			4,095,278

148,700	Samsung Electronics Company Limited, (2)			5,021,434
	Total Technology Hardware, Storage & Peripherals			9,116,712

	Textiles, Apparel & Luxury Goods – 1.6%

156,000	Wacoal Holdings Corporation, (2)			4,543,554

	Tobacco – 3.0%

120,900	Japan Tobacco Inc., (2)			3,378,721

342,825	Scandinavian Tobacco Group A/S, 144A			5,177,343
	Total Tobacco			8,556,064

	Wireless Telecommunication Services – 2.5%

304,623	SK Telecom Company Limited, Sponsored ADR			7,103,808
	Total Long-Term Investments (cost $220,848,449)			280,705,304

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4%

	REPURCHASE AGREEMENTS – 2.4%

$7,116	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $7,116,472, collateralized by: $60,000 U.S. Treasury Notes, 2.750%, due 2/28/25, value $60,331; $7,515,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $7,202,496	0.900%	7/02/18	$7,115,938
$7,116	Total Short-Term Investments (cost $7,115,938)			7,115,938
	Total Investments (cost $227,964,387) – 99.5%			287,821,242
	Other Assets Less Liabilities – 0.5%			1,333,495
	Net Assets – 100%			$289,154,737

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Airlines – 3.7%

26,000	Delta Air Lines, Inc.	$1,288,040

40,000	Southwest Airlines Co.	2,035,200
	Total Airlines	3,323,240

	Automobiles – 2.8%

65,000	General Motors Company	2,561,000

	Banks – 15.1%

45,000	Bank of America Corporation	1,268,550

70,100	CIT Group Inc.	3,533,741

54,000	Citigroup Inc.	3,613,680

75,000	First Horizon National Corporation	1,338,000

25,000	JPMorgan Chase & Co.	2,605,000

30,000	The Bank of N.T. Butterfield & Son Limited	1,371,600
	Total Banks	13,730,571

	Biotechnology – 1.3%

17,000	Gilead Sciences, Inc.	1,204,280

	Capital Markets – 1.5%

61,177	B. Riley Financial, Inc.	1,379,541

	Chemicals – 1.6%

18,500	Innospec, Inc.	1,416,175

	Communication Equipment – 4.3%

96,848	Arris International PLC, (2)	2,367,449

24,020	ViaSat, Inc., (2)	1,578,595
	Total Communication Equipment	3,946,044

	Consumer Finance – 4.2%

33,000	Discover Financial Services	2,323,530

45,000	Synchrony Financial	1,502,100
	Total Consumer Finance	3,825,630

	Electric Utilities – 2.8%

70,000	FirstEnergy Corp.	2,513,700

	Electronic Equipment, Instruments & Components – 1.2%

7,000	Coherent Inc., (2)	1,094,940

	Energy Equipment & Services – 1.0%

46,593	McDermott International Inc., (2)	915,553

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 3.3%

310,700	Colony Capital Inc., Class A	$1,938,768

92,732	MedEquities Realty Trust, Inc.	1,021,907
	Total Equity Real Estate Investment Trusts	2,960,675

	Health Care Equipment & Supplies – 0.8%

7,500	Livanova PLC, (2)	748,650

	Insurance – 7.5%

9,800	AON PLC	1,344,266

35,900	Loews Corporation	1,733,252

16,113	RenaissanceRe Holdings, Limited	1,938,716

50,210	Unum Group	1,857,268
	Total Insurance	6,873,502

	IT Services – 2.7%

118,000	First Data Corporation, Class A Shares, (2)	2,469,740

	Life Sciences Tools & Services – 2.7%

8,500	Bio-Rad Laboratories Inc., (2)	2,452,590

	Machinery – 5.6%

16,000	Ingersoll Rand Company Limited, Class A	1,435,680

34,000	Terex Corporation	1,434,460

66,335	Trinity Industries Inc.	2,272,637
	Total Machinery	5,142,777

	Media – 3.1%

22,810	CBS Corporation, Class B	1,282,378

52,000	Viacom Inc., Class B	1,568,320
	Total Media	2,850,698

	Multiline Retail – 1.0%

12,500	Target Corporation	951,500

	Oil, Gas & Consumable Fuels – 16.9%

81,000	Carrizo Oil & Gas, Inc., (2)	2,255,850

23,500	Cheniere Energy Inc., (2)	1,531,965

12,000	Chevron Corporation	1,517,160

74,985	EQT Corporation	4,137,672

45,100	Hess Corporation	3,016,739

47,600	Newfield Exploration Company, (2)	1,439,900

37,000	Suncor Energy, Inc.	1,505,160
	Total Oil, Gas & Consumable Fuels	15,404,446

	Pharmaceuticals – 5.4%

14,645	Allergan PLC	2,441,614

46,400	GlaxoSmithKline PLC, Sponsored ADR	1,870,384

17,500	Pfizer Inc.	634,900
	Total Pharmaceuticals	4,946,898

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 4.6%

70,000	Cypress Semiconductor Corporation			$1,090,600

20,500	Mellanox Technologies, Limited, (2)			1,728,150

36,000	Teradyne Inc.			1,370,520
	Total Semiconductors & Semiconductor Equipment			4,189,270

	Software – 3.1%

65,000	Oracle Corporation			2,863,900

	Specialty Retail – 3.0%

11,060	Advance Auto Parts, Inc.			1,500,842

23,000	Foot Locker, Inc.			1,210,950
	Total Specialty Retail			2,711,792
	Total Long-Term Investments (cost $96,149,011)			90,477,112

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$511	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $511,001, collateralized by $545,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $522,337	0.900%	7/02/18	$510,963
$511	Total Short-Term Investments (cost $510,963)			510,963
	Total Investments (cost $96,659,974) – 99.8%			90,988,075
	Other Assets Less Liabilities – 0.2%			228,409
	Net Assets – 100%			$91,216,484

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 97.0%

	Aerospace & Defense – 1.7%

6,155	Raytheon Company	$1,189,023

	Airlines – 3.6%

20,485	Delta Air Lines, Inc.	1,014,827

29,475	Southwest Airlines Co.	1,499,688
	Total Airlines	2,514,515

	Automobiles – 2.7%

48,295	General Motors Company	1,902,823

	Banks – 15.5%

54,100	CIT Group Inc.	2,727,181

40,900	Citigroup Inc.	2,737,028

66,300	First Horizon National Corporation	1,182,792

56,400	ING Groep N.V., Sponsored ADR	807,648

22,235	JPMorgan Chase & Co.	2,316,887

18,000	Wells Fargo & Company	997,920
	Total Banks	10,769,456

	Beverages – 2.3%

36,660	Coca-Cola Company	1,607,908

	Capital Markets – 1.8%

13,200	State Street Corporation	1,228,788

	Chemicals – 2.2%

23,200	DowDuPont, Inc.	1,529,344

	Communication Equipment – 3.0%

50,917	Arris International PLC, (2)	1,244,666

12,450	ViaSat, Inc., (2)	818,214
	Total Communication Equipment	2,062,880

	Consumer Finance – 5.2%

25,700	Discover Financial Services	1,809,537

53,000	Synchrony Financial	1,769,140
	Total Consumer Finance	3,578,677

	Diversified Telecommunication Services – 0.5%

11,496	AT&T Inc.	369,136

	Electric Utilities – 3.0%

58,620	FirstEnergy Corp.	2,105,044

Shares	Description (1)	Value

	Energy Equipment & Services – 2.4%

37,123	McDermott International Inc., (2)	$729,467

13,400	Schlumberger Limited	898,202
	Total Energy Equipment & Services	1,627,669

	Equity Real Estate Investment Trusts – 1.6%

173,475	Colony Capital Inc., Class A, (3)	1,082,484

	Insurance – 7.0%

7,800	AON PLC	1,069,926

21,342	Loews Corporation	1,030,392

10,545	RenaissanceRe Holdings, Limited	1,268,774

39,381	Unum Group	1,456,703
	Total Insurance	4,825,795

	Internet Software & Services – 2.0%

1,225	Alphabet Inc., Class A, (2)	1,383,258

	IT Services – 2.7%

89,656	First Data Corporation, Class A Shares, (2)	1,876,500

	Life Sciences Tools & Services – 0.8%

1,934	Bio-Rad Laboratories Inc., (2)	558,036

	Machinery – 4.3%

12,406	Ingersoll Rand Company Limited, Class A	1,113,190

54,100	Trinity Industries Inc.	1,853,466
	Total Machinery	2,966,656

	Media – 3.2%

17,900	CBS Corporation, Class B	1,006,338

40,300	Viacom Inc., Class B	1,215,448
	Total Media	2,221,786

	Multiline Retail – 1.1%

9,891	Target Corporation	752,903

	Oil, Gas & Consumable Fuels – 16.0%

19,540	Cheniere Energy Inc., (2)	1,273,813

9,700	Chevron Corporation	1,226,371

58,120	EQT Corporation	3,207,062

37,500	Hess Corporation	2,508,375

44,400	Newfield Exploration Company, (2)	1,343,100

37,000	Suncor Energy, Inc.	1,505,160
	Total Oil, Gas & Consumable Fuels	11,063,881

	Pharmaceuticals – 5.4%

9,373	Allergan PLC	1,562,667

36,620	GlaxoSmithKline PLC, Sponsored ADR	1,476,152

19,900	Pfizer Inc.	721,972
	Total Pharmaceuticals	3,760,791

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)			Value

	Road & Rail – 1.1%

5,210	Union Pacific Corporation			$738,153

	Semiconductors & Semiconductor Equipment – 1.5%

27,446	Teradyne Inc.			1,044,869

	Software – 3.2%

50,455	Oracle Corporation			2,223,047

	Specialty Retail – 3.2%

9,450	Advance Auto Parts, Inc.			1,282,365

18,055	Foot Locker, Inc.			950,596
	Total Specialty Retail			2,232,961
	Total Long-Term Investments (cost $49,470,446)			67,216,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%
$178	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $178,325, collateralized by $190,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $182,099	0.900%	7/02/18	$178,312
	Total Short-Term Investments (cost $178,312)			178,312
	Total Investments (cost $49,648,758) – 97.3%			67,394,695
	Other Assets Less Liabilities – 2.7% (4)			1,883,806
	Net Assets – 100%			$69,278,501

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Union Pacific Corporation	Call	(52)	$(754,000)	$145	7/20/18	$(9,958)
Total Options Written (premiums received $27,662)			$(754,000)			$(9,958)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.0%

	COMMON STOCKS – 83.1%

	Aerospace & Defense – 1.2%

12,695	Astronics Corporation, (2)	$456,639

	Banks – 15.0%

15,135	Ameris Bancorp.	807,452

20,260	CIT Group Inc.	1,021,307

47,471	First Horizon National Corporation	846,883

10,520	Pacwest Bancorp.	519,898

4,140	Texas Capital BancShares, Inc., (2)	378,810

27,045	The Bank of N.T. Butterfield & Son Limited	1,236,497

17,340	Western Alliance Bancorporation, (2)	981,617
	Total Banks	5,792,464

	Building Products – 0.6%

4,870	Apogee Enterprises, Inc.	234,588

	Chemicals – 1.9%

9,674	Innospec, Inc.	740,545

	Communication Equipment – 5.1%

19,995	Arris International PLC, (2)	488,778

3,507	Lumentum Holdings Inc., (2)	203,055

96,970	Mitel Networks Corporation, (2)	1,063,761

2,970	ViaSat, Inc., (2)	195,188
	Total Communication Equipment	1,950,782

	Construction & Engineering – 1.0%

6,100	Jacobs Engineering Group, Inc.	387,289

	Electrical Equipment – 2.5%

12,705	EnerSys	948,301

	Electronic Equipment, Instruments & Components – 2.2%

5,552	Coherent Inc., (2)	868,444

	Equity Real Estate Investment Trusts – 1.5%

28,730	Brandywine Realty Trust	484,962

2,002	Potlatch Corporation	101,802
	Total Equity Real Estate Investment Trusts	586,764

	Health Care Equipment & Supplies – 2.6%

9,265	Globus Medical Inc., Class A, (2)	467,512

5,330	Livanova PLC, (2)	532,041
	Total Health Care Equipment & Supplies	999,553

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	Household Durables – 5.0%

46,775	Taylor Morrison, (2)	$971,984

59,680	Tri Pointe Group, Incorporated, (2)	976,365
	Total Household Durables	1,948,349

	Insurance – 3.4%

15,490	Axis Capital Holdings Limited	861,554

3,300	Reinsurance Group of America Inc.	440,484
	Total Insurance	1,302,038

	IT Services – 1.0%

4,665	Euronet Worldwide, Inc., (2)	390,787

	Life Sciences Tools & Services – 3.3%

4,410	Bio-Rad Laboratories Inc., (2)	1,272,461

	Machinery – 3.7%

14,345	Albany International Corporation, Class A	862,852

3,640	Snap-on Incorporated	585,021
	Total Machinery	1,447,873

	Metals & Mining – 3.1%

4,655	Materion Corporation	252,068

10,875	Reliance Steel & Aluminum Company	951,997
	Total Metals & Mining	1,204,065

	Multiline Retail – 0.3%

43,780	Fred’s Inc.	99,818

	Oil, Gas & Consumable Fuels – 12.3%

59,430	Carrizo Oil & Gas, Inc., (2)	1,655,125

29,460	EQT Corporation	1,625,603

15,815	Newfield Exploration Company, (2)	478,404

16,290	PDC Energy Inc., (2)	984,731
	Total Oil, Gas & Consumable Fuels	4,743,863

	Paper & Forest Products – 3.8%

10,940	Boise Cascade Company	489,018

49,510	Glatfelter	969,901
	Total Paper & Forest Products	1,458,919

	Semiconductors & Semiconductor Equipment – 7.6%

28,660	Cypress Semiconductor Corporation	446,523

80,430	Lattice Semiconductor Corporation, (2)	527,621

11,515	Mellanox Technologies, Limited, (2)	970,714

4,850	Qorvo Inc., (2)	388,825

15,775	Teradyne Inc.	600,554
	Total Semiconductors & Semiconductor Equipment	2,934,237

Shares	Description (1)			Value

	Specialty Retail – 4.5%

12,970	Foot Locker, Inc.			$682,871

48,865	Haverty Furniture Companies Inc.			1,055,484
	Total Specialty Retail			1,738,355

	Trading Companies & Distributors – 1.5%

27,320	BMC Stock Holdings Inc., (2)			569,622
	Total Common Stocks (cost $23,210,644)			32,075,756

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 9.9%

14,490	iShares Russell 2000 Value ETF			$1,911,521

5,400	SPDR S&P MidCap 400 ETF			1,917,108
	Total Exchange-Traded Funds (cost $3,885,660)			3,828,629
	Total Long-Term Investments (cost $27,096,304)			35,904,385

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.9%

	REPURCHASE AGREEMENTS – 7.9%

$3,052	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $3,052,654, collateralized by $3,250,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $3,114,852	0.900%	7/02/18	$3,052,425
$3,052	Total Short-Term Investments (cost $3,052,425)			3,052,425
	Total Investments (cost $30,148,729) – 100.9%			38,956,810
	Other Assets Less Liabilities – (0.9)%			(333,211)
	Net Assets – 100%			$38,623,599

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

See accompanying notes to financial statements.

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments    June 30, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.1%

	COMMON STOCKS – 84.1%

	Aerospace & Defense – 1.2%

256,198	Astronics Corporation, (2)	$9,215,442

	Auto Components – 1.4%

311,934	Stoneridge Inc., (2)	10,961,361

	Banks – 15.9%

308,265	Ameris Bancorp.	16,445,938

193,825	BankUnited Inc.	7,917,751

128,930	Banner Corporation	7,752,561

1	First Horizon National Corporation	18

465,455	Hilltop Holdings Inc.	10,272,592

247,110	Hope Bancorp Inc.	4,405,971

272,575	Pacwest Bancorp.	13,470,656

89,765	Texas Capital BancShares, Inc., (2)	8,213,498

558,787	The Bank of N.T. Butterfield & Son Limited	25,547,742

484,485	Western Alliance Bancorporation, (2)	27,426,696
	Total Banks	121,453,423

	Building Products – 0.6%

103,365	Apogee Enterprises, Inc.	4,979,092

	Capital Markets – 0.5%

187,465	B. Riley Financial, Inc.	4,227,336

	Commercial Services & Supplies – 0.5%

105,040	HNI Corporation	3,907,488

	Communication Equipment – 2.9%

2,009,781	Mitel Networks Corporation, (2)	22,047,298

	Electrical Equipment – 2.0%

209,475	EnerSys	15,635,214

	Electronic Equipment, Instruments & Components – 3.7%

107,284	Coherent Inc., (2)	16,781,363

280,615	Methode Electronics, Inc.	11,308,785
	Total Electronic Equipment, Instruments & Components	28,090,148

	Energy Equipment & Services – 0.2%

66,803	McDermott International Inc., (2)	1,312,679

	Equity Real Estate Investment Trusts – 1.6%

601,455	Brandywine Realty Trust	10,152,560

41,330	PotlatchDeltic Corporation	2,101,631
	Total Equity Real Estate Investment Trusts	12,254,191

Shares	Description (1)	Value

	Food Products – 2.8%

1,427,157	Landec Corporation, (2)	$21,264,639

	Health Care Equipment & Supplies – 2.7%

192,135	Globus Medical Inc., Class A, (2)	9,695,132

112,605	Livanova PLC, (2)	11,240,231
	Total Health Care Equipment & Supplies	20,935,363

	Household Durables – 8.7%

564,172	Hooker Furniture Corporation	26,459,667

933,755	Taylor Morrison, (2)	19,403,429

1,261,810	Tri Pointe Group, Incorporated, (2)	20,643,212
	Total Household Durables	66,506,308

	Insurance – 2.8%

531,195	Aspen Insurance Holdings Limited	21,619,637

	IT Services – 1.1%

96,706	Euronet Worldwide, Inc., (2)	8,101,062

	Machinery – 2.3%

290,388	Albany International Corporation, Class A	17,466,838

	Metals & Mining – 2.7%

152,595	Kaiser Aluminum Corporation	15,886,665

95,452	Materion Corporation	5,168,726
	Total Metals & Mining	21,055,391

	Multiline Retail – 0.3%

958,905	Fred’s Inc.	2,186,303

	Oil, Gas & Consumable Fuels – 11.3%

1,190,965	Carrizo Oil & Gas, Inc., (2)	33,168,375

538,490	PDC Energy Inc., (2)	32,551,720

1,882,077	SRC Energy Incorporated, (2)	20,740,489
	Total Oil, Gas & Consumable Fuels	86,460,584

	Paper & Forest Products – 5.5%

219,084	Boise Cascade Company	9,793,055

1,005,252	Glatfelter	19,692,887

179,115	Louisiana-Pacific Corporation	4,875,510

96,144	Neenah Paper, Inc.	8,157,818
	Total Paper & Forest Products	42,519,270

	Professional Services – 0.3%

112,374	GP Strategies Corporation, (2)	1,977,782

	Semiconductors & Semiconductor Equipment – 7.8%

454,815	Entegris Inc.	15,418,228

447,995	Integrated Device Technology, Inc., (2)	14,282,081

1,598,740	Lattice Semiconductor Corporation, (2)	10,487,734

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments    June 30, 2018

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment (continued)

229,455	Mellanox Technologies, Limited, (2)			$19,343,056
	Total Semiconductors & Semiconductor Equipment			59,531,099

	Technology Hardware, Storage & Peripherals – 0.7%

208,150	Cray, Inc., (2)			5,120,490

	Thrifts & Mortgage Finance – 2.6%

735,889	HomeStreet Inc., (2)			19,832,209

	Trading Companies & Distributors – 2.0%

734,625	BMC Stock Holdings Inc., (2)			15,316,931
	Total Common Stocks (cost $456,224,330)			643,977,578

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 10.0%

289,100	iShares Russell 2000 Value ETF			$38,138,072

107,300	SPDR S&P MidCap 400 ETF			38,093,646
	Total Exchange-Traded Funds (cost $77,472,792)			76,231,718
	Total Long-Term Investments (cost $533,697,122)			720,209,296

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.7%

	REPURCHASE AGREEMENTS – 6.7%

$51,314	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $51,317,412, collateralized by $54,615,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $52,343,890	0.900%	7/02/18	$51,313,563
$51,314	Total Short-Term Investments (cost $51,313,563)			51,313,563
	Total Investments (cost $585,010,685) – 100.8%			771,522,859
	Other Assets Less Liabilities – (0.8)%			(6,140,296)
	Net Assets – 100%			$765,382,563

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $244,074,529, $220,848,449, $96,149,011, $49,470,446, $27,096,304, and $533,697,122, respectively)	$268,419,716	$280,705,304	$90,477,112	$67,216,383	$35,904,385	$720,209,296
Short-term investments, at value (cost approximates value)	—	7,115,938	510,963	178,312	3,052,425	51,313,563
Cash denominated in foreign currencies (cost $189,002, $260,496, $—, $—, $—, and $—, respectively)	189,328	258,949	—	—	—	—
Cash	267,950	—	7,475	5,583	—	—
Receivable for:
Dividends	455,447	571,652	91,560	98,449	25,489	267,158
Interest	8,040	356	26	9	153	2,566
Investments sold	2,703,377	—	2,330,810	1,888,166	—	2,501,799
Reclaims	684,575	755,075	7,834	18,827	—	—
Shares sold	119,313	766,450	2,998	98,967	110,682	1,506,063
Other assets	249,509	143,887	95,517	60,015	33,966	70,631
Total assets	273,097,255	290,317,611	93,524,295	69,564,711	39,127,100	775,871,076
Liabilities
Options written, at value (premiums received $—, $—, $—, $27,662, $—, and $—, respectively)	—	—	—	9,958	—	—
Payable for:
Dividends	169,823	—	—	—	—	—
Investments purchased	—	304,575	1,989,681	—	418,972	8,569,774
Shares redeemed	1,813,482	270,792	99,859	141,795	572	762,869
Accrued expenses:
Custodian fees	75,192	78,385	21,521	20,992	22,288	57,110
Management fees	155,908	153,103	48,660	24,540	18,422	503,798
Professional fees	48,352	36,482	17,818	17,346	16,463	42,800
Shareholder reporting expenses	37,990	56,930	13,917	11,870	8,648	61,890
Shareholder servicing agent fees	83,742	142,432	21,697	18,875	12,945	421,187
Trustees fees	213,187	104,266	69,368	35,218	252	27,846
12b-1 distribution and service fees	84,245	14,616	24,119	4,544	3,940	39,287
Other	57,177	1,293	1,171	1,072	999	1,952
Total liabilities	2,739,098	1,162,874	2,307,811	286,210	503,501	10,488,513
Net assets	$270,358,157	$289,154,737	$91,216,484	$69,278,501	$38,623,599	$765,382,563

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid- Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$118,895,417	$26,709,973	$30,003,141	$4,555,607	$4,511,772	$82,160,529
Shares outstanding	4,331,689	1,061,414	942,400	677,974	125,264	1,487,532
Net asset value (“NAV”) per share	$27.45	$25.16	$31.84	$6.72	$36.02	$55.23
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.12	$26.69	$33.78	$7.13	$38.22	$58.60
Class C Shares
Net assets	$67,534,788	$9,986,412	$21,143,357	$4,274,548	$3,193,842	$21,722,638
Shares outstanding	2,465,620	417,217	705,509	718,222	97,164	434,822
NAV and offering price per share	$27.39	$23.94	$29.97	$5.95	$32.87	$49.96
Class R3 Shares
Net assets	$1,225,260	$1,391,216	$62,424	$77,220	$766,841	$7,929,005
Shares outstanding	44,719	54,906	1,983	11,630	21,948	145,943
NAV and offering price per share	$27.40	$25.34	$31.48	$6.64	$34.94	$54.33
Class R6 Shares
Net assets	$—	$—	$—	$—	$9,629,259	$11,092,946
Shares outstanding	—	—	—	—	262,942	193,794
NAV and offering price per share	$—	$—	$—	$—	$36.62	$57.24
Class I Shares
Net assets	$82,677,463	$251,067,136	$40,007,562	$60,371,126	$20,521,885	$642,477,445
Shares outstanding	3,011,358	9,926,040	1,248,942	8,943,920	562,317	11,320,550
NAV and offering price per share	$27.46	$25.29	$32.03	$6.75	$36.50	$56.75
Class T Shares(1)
Net assets	$25,229	$—	$—	$—	$—	$—
Shares outstanding	919	—	—	—	—	—
NAV per share	$27.46	$—	$—	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$28.16	$—	$—	$—	$—	$—
Net Assets Consist of:
Capital paid-in	$485,687,866	$451,085,055	$97,582,762	$41,549,715	$26,385,467	$528,014,623
Undistributed (Over-distribution of) net investment income	1,027,387	551,797	(694,379)	—	(27,317)	(587,758)
Accumulated net realized gain (loss)	(240,671,892)	(222,348,182)	—	9,965,145	3,457,368	51,443,524
Net unrealized appreciation (depreciation)	24,314,796	59,866,067	(5,671,899)	17,763,641	8,808,081	186,512,174
Net Assets	$270,358,157	$289,154,737	$91,216,484	$69,278,501	$38,623,599	$765,382,563
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2018

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Investment Income
Dividends	$13,106,554	$8,858,812	$544,578	$1,434,676	$515,556	$6,996,341
Interest	193,714	27,133	2,193	1,756	6,158	150,406
Foreign tax withheld on dividend income	(728,371)	(959,504)	(6,022)	(13,408)	—	—
Total investment income	12,571,897	7,926,441	540,749	1,423,024	521,714	7,146,747
Expenses
Management fees	2,187,321	2,092,247	669,673	513,145	369,674	5,861,833
12b-1 service fees – Class A Shares	351,825	71,237	77,281	14,018	12,008	211,039
12b-1 distribution and service fees – Class C Shares	774,148	115,638	225,486	48,616	31,028	224,358
12b-1 distribution and service fees – Class R3 Shares	8,028	6,733	988	392	3,889	41,124
12b-1 service fees – Class T Shares(1)	66	—	—	—	—	—
Shareholder servicing agent fees	344,020	502,448	104,079	63,431	72,269	1,207,746
Custodian fees	80,555	117,377	31,489	30,187	32,257	85,154
Trustees fees	9,717	8,816	2,777	2,322	1,412	21,910
Professional fees	99,109	87,367	23,787	26,128	21,329	84,328
Shareholder reporting expenses	71,067	132,955	32,796	28,046	20,149	143,311
Federal and state registration fees	93,629	81,691	60,607	61,488	76,423	100,222
Other	12,402	11,264	9,452	9,088	8,918	25,879
Total expenses before fee waiver/expense reimbursement	4,031,887	3,227,773	1,238,415	796,861	649,356	8,006,904
Fee waiver/expense reimbursement	(208,880)	(345,828)	(85,326)	(150,485)	(100,264)	—
Net expenses	3,823,007	2,881,945	1,153,089	646,376	549,092	8,006,904
Net investment income (loss)	8,748,890	5,044,496	(612,340)	776,648	(27,378)	(860,157)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,457,329	(2,688,404)	31,333,987	16,818,092	7,959,556	85,826,673
Options written	58,088	—	—	22,643	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,020,326)	9,028,087	(20,869,293)	(10,674,614)	(1,627,692)	31,392,206
Options written	—	—	—	17,704	—	—
Net realized and unrealized gain (loss)	3,495,091	6,339,683	10,464,694	6,183,825	6,331,864	117,218,879
Net increase (decrease) in net assets from operations	$12,243,981	$11,384,179	$9,852,354	$6,960,473	$6,304,486	$116,358,722
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NWQ Global Equity Income		NWQ International Value Fund
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Eleven Months Ended 6/30/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$8,748,890	$6,267,976	$5,044,496	$4,791,989	$5,701,259
Net realized gain (loss) from:
Investments and foreign currency	8,457,329	3,291,840	(2,688,404)	3,571,365	6,283,958
Options written	58,088	27,975	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,020,326)	19,388,241	9,028,087	23,611,993	(35,780,031)
Options written	—	(177)	—	—	—
Net increase (decrease) in net assets from operations	12,243,981	28,975,855	11,384,179	31,975,347	(23,794,814)
Distributions to Shareholders
From net investment income:
Class A Shares	(2,798,265)	(3,236,890)	(824,315)	(502,074)	(469,255)
Class C Shares	(986,296)	(798,444)	(253,732)	(162,884)	(115,850)
Class R3 Shares	(27,385)	(28,497)	(40,527)	(18,421)	(14,657)
Class R6 Shares	—	—	—	—	—
Class I Shares	(2,117,400)	(2,505,626)	(7,719,270)	(3,511,140)	(3,331,433)
Class T Shares(1)	(552)	(298)	—	—	—
From accumulated net realized gains:
Class A Shares	(1,165,400)	(4,255)	—	—	—
Class C Shares	(642,785)	(18)	—	—	—
Class R3 Shares	(13,343)	(15)	—	—	—
Class R6 Shares	—	—	—	—	—
Class I Shares	(767,692)	(2,469)	—	—	—
Class T Shares(1)	(218)	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,519,336)	(6,576,512)	(8,837,844)	(4,194,519)	(3,931,195)
Fund Share Transactions
Fund reorganization	—	480,357,013	—	—	—
Proceeds from sale of shares	27,061,166	12,918,819	76,882,207	107,774,490	36,102,158
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,904,819	4,852,688	8,506,835	3,985,619	3,710,458
	34,965,985	498,128,520	85,389,042	111,760,109	39,812,616
Cost of shares redeemed	(96,250,842)	(244,437,943)	(95,166,449)	(71,441,266)	(69,876,235)
Net increase (decrease) in net assets from Fund share transactions	(61,284,857)	253,690,577	(9,777,407)	40,318,843	(30,063,619)
Net increase (decrease) in net assets	(57,560,212)	276,089,920	(7,231,072)	68,099,671	(57,789,628)
Net assets at the beginning of period	327,918,369	51,828,449	296,385,809	228,286,138	286,075,766
Net assets at the end of period	$270,358,157	$327,918,369	$289,154,737	$296,385,809	$228,286,138
Undistributed (Over-distribution of) net investment income at the end of period	$1,027,387	$533,575	$551,797	$4,531,103	$4,004,801

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$(612,340)	$1,497,801	$776,648	$1,024,446
Net realized gain (loss) from:
Investments and foreign currency	31,333,987	13,258,240	16,818,092	18,038,466
Options written	—	—	22,643	47,687
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,869,293)	5,499,023	(10,674,614)	(975,691)
Options written	—	—	17,704	—
Net increase (decrease) in net assets from operations	9,852,354	20,255,064	6,960,473	18,134,908
Distributions to Shareholders
From net investment income:
Class A Shares	(553,040)	(219,461)	(125,198)	(110,515)
Class C Shares	(243,190)	(28,314)	(76,275)	(37,627)
Class R3 Shares	(1,803)	(2,283)	(1,705)	(761)
Class R6 Shares	—	—	—	—
Class I Shares	(822,110)	(445,536)	(1,788,534)	(1,313,646)
Class T Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	(1,241,164)	(753,847)
Class C Shares	—	—	(1,086,301)	(586,900)
Class R3 Shares	—	—	(15,988)	(5,861)
Class R6 Shares	—	—	—	—
Class I Shares	—	—	(13,563,918)	(7,061,405)
Class T Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,620,143)	(695,594)	(17,899,083)	(9,870,562)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	5,766,212	9,440,236	5,316,579	10,625,608
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,473,387	635,347	17,591,205	9,719,910
	7,239,599	10,075,583	22,907,784	20,345,518
Cost of shares redeemed	(19,873,974)	(30,818,525)	(29,242,484)	(51,925,534)
Net increase (decrease) in net assets from Fund share transactions	(12,634,375)	(20,742,942)	(6,334,700)	(31,580,016)
Net increase (decrease) in net assets	(4,402,164)	(1,183,472)	(17,273,310)	(23,315,670)
Net assets at the beginning of period	95,618,648	96,802,120	86,551,811	109,867,481
Net assets at the end of period	$91,216,484	$95,618,648	$69,278,501	$86,551,811
Undistributed (Over-distribution of) net investment income at the end of period	$(694,379)	$1,440,396	$—	$486,962

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
Operations
Net investment income (loss)	$(27,378)	$87,219	$(860,157)	$(1,319,214)
Net realized gain (loss) from:
Investments and foreign currency	7,959,556	4,575,184	85,826,673	23,000,763
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,627,692)	5,395,629	31,392,206	99,951,099
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	6,304,486	10,058,032	116,358,722	121,632,648
Distributions to Shareholders
From net investment income:
Class A Shares	(1,679)	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(21,985)	—	—	—
Class I Shares	(68,753)	—	—	—
Class T Shares	—	—	—	—
From accumulated net realized gains:
Class A Shares	(227,707)	—	(3,334,685)	(2,681,275)
Class C Shares	(163,839)	—	(971,228)	(776,193)
Class R3 Shares	(38,756)	—	(337,272)	(257,714)
Class R6 Shares	(378,365)	—	(453,000)	(293,735)
Class I Shares	(2,091,343)	—	(24,048,799)	(15,030,334)
Class T Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,992,427)	—	(29,144,984)	(19,039,251)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	15,052,836	28,845,608	172,720,666	204,302,241
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,935,615	—	27,737,830	17,939,441
	17,988,451	28,845,608	200,458,496	222,241,682
Cost of shares redeemed	(42,728,057)	(32,577,622)	(235,360,324)	(211,243,992)
Net increase (decrease) in net assets from Fund share transactions	(24,739,606)	(3,732,014)	(34,901,828)	10,997,690
Net increase (decrease) in net assets	(21,427,547)	6,326,018	52,311,910	113,591,087
Net assets at the beginning of period	60,051,146	53,725,128	713,070,653	599,479,566
Net assets at the end of period	$38,623,599	$60,051,146	$765,382,563	$713,070,653
Undistributed (Over-distribution of) net investment income at the end of period	$(27,317)	$92,478	$(587,758)	$(1,554,779)

See accompanying notes to financial statements.

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Financial Highlights

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2018	$27.34	$0.83	$0.12	$0.95	$(0.60)	$(0.24)	$(0.84)	$27.45
2017	24.47	0.94	2.87	3.81	(0.94)	— **	(0.94)	27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
Class C (9/09)
2018	27.28	0.62	0.11	0.73	(0.38)	(0.24)	(0.62)	27.39
2017	24.42	1.18	2.42	3.60	(0.74)	— **	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
Class R3 (9/09)
2018	27.30	0.75	0.11	0.86	(0.52)	(0.24)	(0.76)	27.40
2017	24.46	1.05	2.69	3.74	(0.90)	— **	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
Class I (9/09)
2018	27.35	0.90	0.12	1.02	(0.67)	(0.24)	(0.91)	27.46
2017	24.48	0.94	2.93	3.87	(1.00)	— **	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
Class T (05/17)(e)
2018	27.35	0.84	0.11	0.95	(0.60)	(0.24)	(0.84)	27.46
2017(f)	27.21	0.06	0.40	0.46	(0.32)	—	(0.32)	27.35

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.42%	$118,895	1.18%		2.85%	1.11%		2.92%		31%
15.75	152,606	1.33		3.36	1.11		3.58		86
(4.88)	1,599	3.83		0.36	1.20		2.98		51
1.27	918	6.33		(2.72)	1.21		2.40		27
22.28	351	4.86		(1.12)	1.16		2.58		49

2.65	67,535	1.93		2.10	1.86		2.16		31
14.87	81,440	2.03		4.24	1.86		4.41		86
(5.57)	382	4.78		(0.81)	1.96		2.01		51
0.51	413	6.83		(3.46)	1.96		1.40		27
21.36	351	5.61		(1.87)	1.91		1.83		49

3.13	1,225	1.43		2.56	1.36		2.63		31
15.48	1,926	1.55		3.77	1.36		3.96		86
(5.09)	306	4.27		(0.30)	1.46		2.52		51
0.98	331	6.31		(3.01)	1.46		1.84		27
21.99	351	5.11		(1.34)	1.41		2.37		49

3.69	82,677	0.92		3.08	0.86		3.15		31
16.03	91,922	1.07		3.41	0.86		3.62		86
(4.64)	49,542	1.37		4.68	0.94		5.12		51
1.53	1,059	5.88		(2.40)	0.96		2.51		27
22.63	645	4.79		(0.55)	0.92		3.31		49

3.39	25	1.18		2.86	1.11		2.92		31
1.74	25	1.11	*	2.70 *	1.11	*	2.70	*	86

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

NWQ International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/99)
Year Ended 6/30:
2018	$24.91	$0.38	$0.62	$1.00	$(0.75)	$—	$(0.75)	$25.16
2017(e)	22.22	0.40	2.71	3.11	(0.42)	—	(0.42)	24.91
Year Ended 7/31:
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	22.74
Class C (12/99)
Year Ended 6/30:
2018	23.70	0.17	0.61	0.78	(0.54)	—	(0.54)	23.94
2017(e)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	23.70
Year Ended 7/31:
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	21.63
Class R3 (8/08)
Year Ended 6/30:
2018	25.08	0.34	0.62	0.96	(0.70)	—	(0.70)	25.34
2017(e)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	25.08
Year Ended 7/31:
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	22.90
Class I (12/99)
Year Ended 6/30:
2018	25.03	0.46	0.62	1.08	(0.82)	—	(0.82)	25.29
2017(e)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	25.03
Year Ended 7/31:
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	22.87

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.92%	$26,710	1.27%		1.34%		1.15%		1.46%		17%
14.24	28,490	1.27	*	1.78	*	1.15	*	1.90	*	23

(8.38)	30,998	1.34		2.10		1.33		2.11		20
(0.20)	37,581	1.35		0.81		N/A		N/A		30
15.35	151,078	1.42		2.01		N/A		N/A		24
16.56	169,858	1.39		1.49		N/A		N/A		31

3.20	9,986	2.02		0.56		1.90		0.68		17
13.47	11,688	2.02	*	0.95	*	1.90	*	1.06	*	23

(9.11)	16,182	2.09		1.32		2.08		1.33		20
(0.95)	22,173	2.11		0.12		N/A		N/A		30
14.49	27,876	2.16		1.23		N/A		N/A		24
15.75	31,437	2.14		0.72		N/A		N/A		31

3.71	1,391	1.52		1.20		1.40		1.31		17
13.97	1,095	1.51	*	1.59	*	1.40	*	1.70	*	23

(8.63)	1,398	1.59		1.85		1.58		1.86		20
(0.44)	1,352	1.61		0.59		N/A		N/A		30
15.04	1,888	1.67		1.71		N/A		N/A		24
16.29	3,204	1.64		1.34		N/A		N/A		31

4.20	251,067	1.02		1.65		0.90		1.76		17
14.51	255,113	1.02	*	2.25	*	0.90	*	2.36	*	23

(8.17)	179,707	1.09		2.37		1.08		2.38		20
0.02	224,970	1.11		1.12		N/A		N/A		30
15.63	177,508	1.16		2.27		N/A		N/A		24
16.89	169,589	1.14		1.67		N/A		N/A		31

(a)	Per share Net Investment Income (Loss) are calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the eleven months ended June 30, 2017.
*	Annualized.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

Financial Highlights (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2018(e)	$29.15	$(0.18)	$3.42	$3.24	$(0.55)	$—	$(0.55)	$31.84
2017	23.86	0.46	5.04	5.50	(0.21)	—	(0.21)	29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
Class C (12/02)
2018(e)	27.46	(0.37)	3.19	2.82	(0.31)	—	(0.31)	29.97
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
Class R3 (8/08)
2018(e)	28.84	(0.01)	3.12	3.11	(0.47)	—	(0.47)	31.48
2017	23.61	0.33	5.05	5.38	(0.15)	—	(0.15)	28.84
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
Class I (11/97)
2018(e)	29.33	(0.11)	3.43	3.32	(0.62)	—	(0.62)	32.03
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

11.14%	$30,003	1.24%	(0.67)%	1.15%	(0.58)%	118%
23.08	30,955	1.25	1.64	1.15	1.74	46
(6.58)	26,863	1.34	0.78	1.34	0.78	28
(3.87)	33,973	1.30	0.61	N/A	N/A	42
21.04	47,369	1.28	0.42	N/A	N/A	37

10.29	21,143	1.99	(1.39)	1.90	(1.29)	118
22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	N/A	N/A	42
20.12	46,827	2.03	(0.30)	N/A	N/A	37

10.81	62	1.49	(0.12)	1.40	(0.02)	118
22.78	318	1.50	1.14	1.40	1.25	46
(6.79)	206	1.59	0.54	1.59	0.54	28
(4.12)	179	1.55	0.34	N/A	N/A	42
20.72	256	1.53	0.21	N/A	N/A	37

11.37	40,008	0.99	(0.44)	0.90	(0.35)	118
23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28
(3.64)	49,665	1.05	0.86	N/A	N/A	42
21.38	71,721	1.03	0.71	N/A	N/A	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(e)

Per share Net investment income (loss) and Net Investment Income (Loss) to Average Net Assets ratios include a change in estimated return of capital recorded by the Fund during the current reporting period. Such change in estimate occurred upon receiving the reporting of the actual character of the dividends received from the issuers of certain securities. If such change in estimate were excluded, per share Net Investment Income (Loss) and the ratios of Net Investment Income (Loss) to Average Net Assets for each share class would have been as follows:

	Per Share Net Investment Income (Loss)(a)	Ratios of Net Investment Income (Loss) to Average Net Assets Before Reimbursement	Ratios of Net Investment Income (Loss) to Average Net Assets After Reimbursement
Class A	$0.21	0.60%	0.69%
Class C	(0.01)	(0.12)	(0.03)
Class R3	0.37	1.15	1.24
Class I	0.28	0.83	0.92

N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

Financial Highlights (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018	$7.88	$0.06	$0.61	$0.67	$(0.17)	$(1.66)	$(1.83)	$6.72
2017	7.27	0.07	1.32	1.39	(0.10)	(0.68)	(0.78)	7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
Class C (12/06)
2018	7.16	0.01	0.54	0.55	(0.10)	(1.66)	(1.76)	5.95
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
Class R3 (9/09)
2018	7.80	0.04	0.61	0.65	(0.15)	(1.66)	(1.81)	6.64
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
Class I (12/06)
2018	7.91	0.08	0.61	0.69	(0.19)	(1.66)	(1.85)	6.75
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

8.71%	$4,556	1.19%	0.64%	1.00%	0.83%	48%
19.64	6,473	1.18	0.88	1.18	0.88	46
(5.68)	10,249	1.19	1.17	N/A	N/A	32
0.68	15,522	1.17	0.86	N/A	N/A	26
19.80	66,452	1.08	0.85	N/A	N/A	45

7.86	4,275	1.94	(0.11)	1.75	0.08	48
18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32
(0.04)	8,219	1.92	0.20	N/A	N/A	26
18.90	11,857	1.83	0.11	N/A	N/A	45

8.50	77	1.44	0.38	1.25	0.57	48
19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32
0.40	66	1.42	0.75	N/A	N/A	26
19.50	64	1.33	0.59	N/A	N/A	45

8.96	60,371	0.94	0.89	0.75	1.08	48
19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32
0.96	169,058	0.92	1.11	N/A	N/A	26
20.10	642,177	0.83	1.06	N/A	N/A	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.

See accompanying notes to financial statements.

Financial Highlights (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018	$33.23	$(0.08)	$4.61	$4.53	$(0.01)	$(1.73)	$(1.74)	$36.02
2017	27.78	0.01	5.44	5.45	—	—	—	33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
Class C (12/06)
2018	30.68	(0.32)	4.24	3.92	—	(1.73)	(1.73)	32.87
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
Class R3 (9/09)
2018	32.35	(0.17)	4.49	4.32	—	(1.73)	(1.73)	34.94
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
Class R6 (6/16)
2018	33.70	0.06	4.69	4.75	(0.10)	(1.73)	(1.83)	36.62
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2018	33.65	0.01	4.67	4.68	(0.10)	(1.73)	(1.83)	36.50
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	— *	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.98%	$4,512	1.53%	(0.46)%	1.31%	(0.24)%	49%
19.62	5,529	1.43	(0.08)	1.31	0.03	88
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68
22.33	8,882	1.31	(0.45)	1.31	(0.45)	48

13.12	3,194	2.29	(1.22)	2.06	(0.99)	49
18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68
21.46	3,432	2.05	(1.24)	2.05	(1.24)	48

13.69	767	1.78	(0.72)	1.56	(0.50)	49
19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68
22.04	769	1.56	(0.73)	1.56	(0.73)	48

14.44	9,629	1.13	(0.07)	0.89	0.17	49
20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
—	25	—	—	—	—	—

14.25	20,522	1.25	(0.18)	1.06	0.02	49
19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68
22.65	53,251	1.05	(0.23)	1.05	(0.23)	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2018	$49.16	$(0.16)	$8.34	$8.18	$—	$(2.11)	$(2.11)	$55.23
2017	42.06	(0.16)	8.62	8.46	—	(1.36)	(1.36)	49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
Class C (12/04)
2018	44.98	(0.50)	7.59	7.09	—	(2.11)	(2.11)	49.96
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
Class R3 (9/09)
2018	48.51	(0.28)	8.21	7.93	—	(2.11)	(2.11)	54.33
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
Class R6 (2/13)
2018	50.67	0.05	8.63	8.68	—	(2.11)	(2.11)	57.24
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	— *	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
Class I (12/04)
2018	50.34	(0.03)	8.55	8.52	—	(2.11)	(2.11)	56.75
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

16.94%	$82,161	1.27%	(0.31)%	67%
20.12	82,559	1.30	(0.34)	57
(4.37)	90,656	1.38	(0.46)	39
3.38	122,575	1.42	(0.71)	38
28.61	51,477	1.36	(0.73)	49

16.05	21,723	2.01	(1.05)	67
19.21	23,251	2.05	(1.10)	57
(5.08)	24,886	2.13	(1.20)	39
2.63	29,732	2.17	(1.47)	38
27.61	18,004	2.11	(1.50)	49

16.62	7,929	1.51	(0.55)	67
19.82	7,945	1.55	(0.61)	57
(4.61)	7,532	1.64	(0.69)	39
3.14	6,500	1.67	(0.96)	38
28.27	2,632	1.61	(1.01)	49

17.41	11,093	0.85	0.10	67
20.64	9,284	0.86	0.09	57
(3.99)	8,584	0.98	0.01	39
3.81	3,625	1.01	(0.33)	38
29.02	3,138	1.02	(0.42)	49

17.22	642,477	1.01	(0.05)	67
20.43	590,033	1.05	(0.12)	57
(4.13)	467,821	1.13	(0.20)	39
3.65	447,072	1.17	(0.47)	38
28.89	252,554	1.11	(0.50)	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)

The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.

The end of the reporting period for the Funds is June 30, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.

Investment Objectives

NWQ International Value’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, and NWQ Small-Cap Value’s investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide investors with high current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global Equity Income	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$116,943,395	$140,917,730	**	$60,693	***	$257,921,818
Structured Notes	—	7,031,726		—		7,031,726
$1,000 Par (or similar) Institutional Preferred	—	2,662,960		—		2,662,960
$25 Par (or similar) Retail Preferred	803,212	—		—		803,212
Total	$117,746,607	$150,612,416		$60,693		$268,419,716

NWQ International Value
Long-Term Investments*:
Common Stocks	$56,440,526	$224,264,778	**	$—		$280,705,304
Short-Term Investments:
Repurchase Agreements	—	7,115,938		—		7,115,938
Total	$56,440,526	$231,380,716		$—		$287,821,242

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$90,477,112	$—		$—		$90,477,112
Short-Term Investments:
Repurchase Agreements	—	510,963		—		510,963
Total	$90,477,112	$510,963		$—		$90,988,075

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$67,216,383	$—		$—		$67,216,383
Short-Term Investments:
Repurchase Agreements	—	178,312		—		178,312
Investments in Derivatives:
Options Written	(9,958)	—		—		(9,958)
Total	$67,206,425	$178,312		$—		$67,384,737

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$32,075,756	$—		$—		$32,075,756
Exchange-Traded Funds	3,828,629	—		—		3,828,629
Short-Term Investments:
Repurchase Agreements	—	3,052,425		—		3,052,425
Total	$35,904,385	$3,052,425		$—		$38,956,810

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$643,977,578	$—		$—		$643,977,578
Exchange-Traded Funds	76,231,718	—		—		76,231,718
Short-Term Investments:
Repurchase Agreements	—	51,313,563		—		51,313,563
Total	$720,209,296	$51,313,563		$—		$771,522,859
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements (continued)

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global Equity Income
Common Stock	$—	$(3,820,068)	$3,820,068	$—	$—	$—
NWQ International Value
Common Stock	$—	$(13,693,994)	$13,693,994	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global Equity Income	Value	% of Net Assets
Country:
Germany	$29,121,303	10.8%
United Kingdom	24,595,908	9.1
Japan	14,117,834	5.2
Ireland	13,150,110	4.9
France	11,218,535	4.1
Netherlands	10,699,835	4.0
Switzerland	9,012,083	3.3
Bermuda	8,508,880	3.1
Spain	7,596,576	2.8
Other	29,034,627	10.8
Total non-U.S. securities	$157,055,691	58.1%

NWQ International Value
Country:
Japan	$63,290,973	21.9%
Netherlands	34,665,332	12.0
Germany	24,750,563	8.6
United Kingdom	23,626,119	8.2
France	22,010,137	7.6
Switzerland	15,258,204	5.3
South Korea	14,927,951	5.2
Denmark	12,489,926	4.3
Belgium	12,450,035	4.3
Other	41,651,132	14.3
Total non-U.S. securities	$265,120,372	91.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$7,115,938	$(7,115,938)	$—
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	510,963	(510,963)	—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	178,312	(178,312)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	3,052,425	(3,052,425)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	51,313,563	(51,313,563)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income and NWQ Large-Cap Value wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	NWQ Global Equity Income**	NWQ Large-Cap Value
Average notional amount of outstanding options written*	$—	$(150,800)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	NWQ Global Equity Income did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
NWQ Large-Cap Value

Equity Price	Options written	—	$—	Options written, at value	$(9,958)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$58,088	$—
NWQ Large-Cap Value	Equity price	Options written	22,643	17,704

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NWQ Global Equity Income issued Class T Shares during the prior fiscal period; however, these Shares are also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/18		Year Ended 6/30/17
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares issued in the reorganization
Class A	—	$—	12,102,245	$305,316,766
Class C	—	—	3,198,374	83,642,916
Class R3	—	—	68,376	1,788,738
Class I	—	—	3,418,327	89,608,593
Class T	—	—	—	—
Shares sold:
Class A	251,164	7,263,398	93,830	2,445,753
Class C	34,883	1,006,625	1,552	44,659
Class R3	6,084	174,028	3,868	104,703
Class I	654,504	18,617,115	385,367	10,298,704
Class T	—	—	919	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	129,245	3,640,042	111,908	2,988,324
Class C	52,053	1,460,300	25,891	706,238
Class R3	798	22,446	375	10,228
Class I	98,743	2,782,031	42,170	1,147,898
Class T	—	—	—	—
	1,227,474	34,965,985	19,453,202	498,128,520
Shares redeemed:
Class A	(1,629,921)	(46,556,326)	(6,792,133)	(170,913,684)
Class C	(606,223)	(17,253,516)	(256,545)	(6,876,558)
Class R3	(32,723)	(936,816)	(14,559)	(383,853)
Class I	(1,102,707)	(31,504,184)	(2,508,944)	(66,263,848)
Class T	—	—	—	—
	(3,371,574)	(96,250,842)	(9,572,181)	(244,437,943)
Net increase (decrease)	(2,144,100)	$(61,284,857)	9,881,021	$253,690,577

	Year Ended 6/30/18		Eleven Months Ended 6/30/17		Year Ended 7/31/16
NWQ International Value	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	273,964	$7,133,410	268,637	$6,385,694	253,721	$5,665,765
Class C	37,971	941,448	19,361	441,754	32,205	686,208
Class R3	29,173	764,544	12,427	290,150	26,617	587,536
Class I	2,596,144	68,042,805	4,196,580	100,656,892	1,318,041	29,162,649
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,075	656,226	18,963	422,304	17,674	398,190
Class C	9,108	227,615	5,738	122,039	3,997	86,019
Class R3	802	21,154	507	11,387	431	9,802
Class I	289,373	7,601,840	153,463	3,429,889	142,257	3,216,447
	3,261,610	85,389,042	4,675,676	111,760,109	1,794,943	39,812,616
Shares redeemed:
Class A	(381,388)	(9,963,413)	(539,062)	(12,430,909)	(404,427)	(8,918,931)
Class C	(122,951)	(3,045,972)	(297,745)	(6,684,808)	(218,621)	(4,619,890)
Class R3	(18,714)	(490,489)	(31,780)	(742,753)	(19,146)	(423,100)
Class I	(3,150,778)	(81,666,575)	(2,205,832)	(51,582,796)	(2,513,986)	(55,914,314)
	(3,673,831)	(95,166,449)	(3,074,419)	(71,441,266)	(3,156,180)	(69,876,235)
Net increase (decrease)	(412,221)	$(9,777,407)	1,601,257	$40,318,843	(1,361,237)	$(30,063,619)

Notes to Financial Statements (continued)

	Year Ended 6/30/18		Year Ended 6/30/17
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	35,098	$1,089,604	134,330	$3,737,175
Class C	5,489	160,484	27,213	690,844
Class R3	889	26,677	7,940	198,648
Class I	145,796	4,489,447	178,302	4,813,569
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,850	464,368	7,471	199,920
Class C	7,963	235,319	964	24,386
Class R3	—	—	31	813
Class I	24,624	773,700	15,256	410,228
	234,709	7,239,599	371,507	10,075,583
Shares redeemed:
Class A	(169,291)	(5,205,729)	(205,708)	(5,440,684)
Class C	(169,240)	(4,855,623)	(343,246)	(8,799,833)
Class R3	(9,922)	(310,864)	(5,681)	(158,416)
Class I	(309,022)	(9,501,758)	(608,883)	(16,419,592)
	(657,475)	(19,873,974)	(1,163,518)	(30,818,525)
Net increase (decrease)	(422,766)	$(12,634,375)	(792,011)	$(20,742,942)

	Year Ended 6/30/18		Year Ended 6/30/17
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	154,876	$1,174,383	337,294	$2,643,725
Class C	42,582	265,206	96,315	682,773
Class R3	162	1,140	182	1,380
Class I	545,663	3,875,850	950,888	7,297,730
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,266	1,279,151	108,481	825,020
Class C	184,604	1,100,509	86,687	598,374
Class R3	2,653	17,693	880	6,622
Class I	2,235,717	15,193,852	1,086,784	8,289,894
	3,355,523	22,907,784	2,667,511	20,345,518
Shares redeemed:
Class A	(487,761)	(3,529,637)	(1,034,207)	(7,955,410)
Class C	(298,423)	(1,977,546)	(295,499)	(2,041,192)
Class R3	(799)	(5,066)	(54)	(399)
Class I	(3,239,738)	(23,730,235)	(5,463,811)	(41,928,533)
	(4,026,721)	(29,242,484)	(6,793,571)	(51,925,534)
Net increase (decrease)	(671,198)	$(6,334,700)	(4,126,060)	$(31,580,016)

	Year Ended 6/30/18		Year Ended 6/30/17
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,321	$457,793	104,236	$3,446,128
Class C	5,482	175,577	19,510	573,232
Class R3	1,975	65,880	4,818	148,976
Class R6	195,529	6,833,457	213,692	7,211,773
Class I	214,684	7,520,129	534,801	17,465,499
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,761	195,104	—	—
Class C	5,012	155,425	—	—
Class R3	831	27,307	—	—
Class R6	11,569	398,721	—	—
Class I	62,826	2,159,058	—	—
	516,990	17,988,451	877,057	28,845,608
Shares redeemed:
Class A	(60,181)	(2,062,573)	(287,035)	(9,188,395)
Class C	(13,648)	(429,502)	(24,634)	(717,089)
Class R3	(7,886)	(264,280)	(1,882)	(56,957)
Class R6	(116,883)	(4,050,035)	(41,856)	(1,426,644)
Class I	(1,045,249)	(35,921,667)	(652,948)	(21,188,537)
	(1,243,847)	(42,728,057)	(1,008,355)	(32,577,622)
Net increase (decrease)	(726,857)	$(24,739,606)	(131,298)	$(3,732,014)

	Year Ended 6/30/18		Year Ended 6/30/17
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	307,158	$15,768,714	552,109	$25,919,740
Class C	34,066	1,621,817	59,717	2,641,639
Class R3	57,371	2,947,765	70,047	3,303,124
Class R6	76,784	4,157,157	72,517	3,533,553
Class I	2,767,930	148,225,213	3,457,946	168,904,185
Shares issued to shareholders due to reinvestment of distributions:
Class A	53,317	2,770,337	46,298	2,248,249
Class C	18,765	885,497	15,188	677,528
Class R3	2,286	117,011	1,735	83,227
Class R6	6,880	369,655	5,860	292,648
Class I	442,523	23,595,330	294,820	14,637,789
	3,767,080	200,458,496	4,576,237	222,241,682
Shares redeemed:
Class A	(552,295)	(28,949,450)	(1,074,310)	(51,187,553)
Class C	(134,949)	(6,387,679)	(198,273)	(8,672,146)
Class R3	(77,507)	(4,007,282)	(88,964)	(4,282,296)
Class R6	(73,078)	(3,982,936)	(94,170)	(4,747,337)
Class I	(3,611,632)	(192,032,977)	(2,927,109)	(142,354,660)
	(4,449,461)	(235,360,324)	(4,382,826)	(211,243,992)
Net increase (decrease)	(682,381)	$(34,901,828)	193,411	$10,997,690

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	$80,827,723	$42,042,414	$93,853,535	$31,721,680	$20,374,134	$402,056,510
Sales	140,810,053	49,591,306	105,590,120	53,792,481	49,824,705	460,782,463

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain Funds have filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Dividends in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Tax cost of investments	$245,983,968	$239,227,835	$96,659,974	$49,667,080	$30,636,250	$590,573,464
Gross unrealized:
Appreciation	$36,111,343	$66,653,613	$489,974	$18,122,327	$9,359,762	$203,361,235
Depreciation	(13,675,595)	(18,060,206)	(6,161,873)	(394,712)	(1,039,202)	(22,411,840)
Net unrealized appreciation (depreciation) of investments	$22,435,748	$48,593,407	$(5,671,899)	$17,727,615	$8,320,560	$180,949,395

NWQ Large-Cap Value
Tax cost of options written	$(27,662)
Net unrealized appreciation (depreciation) of options written	17,704

Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, securities litigation settlements, net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2018, the Funds’ tax year end, as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Capital paid-in	$(69,287)	$(54,060,130)	$(69,382,409)	$1,972,983	$9,802	$2,682,820
Undistributed (Over-distribution of) net investment income	(2,325,180)	(185,958)	97,708	728,102	—	1,827,178
Accumulated net realized gain (loss)	2,394,467	54,246,088	69,284,701	(2,701,085)	(9,802)	(4,509,998)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2018, the Funds’ tax year end, were as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1]	$3,799,026	$3,448,648	$—	$—	$—	$—
Undistributed net long-term capital gains	5,488,837	—	—	9,983,467	3,944,889	57,006,303
[1]

Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 29, 2018 and paid on July 2, 2018. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Year ended June 30, 2018	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$9,706,041	$1,620,143	$1,991,712	$92,417	$—
Distributions from net long-term capital gains	—	—	15,907,371	2,900,010	29,144,984

Year ended June 30, 2017	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$3,622,281	$695,594	$1,818,653	$—	$2,714,477
Distributions from net long-term capital gains	24,352	—	8,051,909	—	16,324,774

NWQ International Value	Year ended June 30, 2018	Eleven-Months Ended June 30, 2017	Year Ended July 31, 2016
Distributions from net ordinary income[1]	$8,837,844	$4,194,519	$3,931,195
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2018, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NWQ Global Equity Income[2]	NWQ International Value
Not subject to expiration:
Short-term	$3,637,829	$10,995,741
Long-term	240,668,205	202,985,844
Total	$244,306,034	$213,981,585
[2]

NWQ Global Equity Income’s capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next twenty years, at which point the annual limitation will further be reduced to approximately $1.2 million.

As of June 30, 2018, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:

	NWQ International Value	NWQ Multi-Cap Value
Expired capital loss carryforwards	$54,060,130	$70,465,124

During the Funds’ tax year ended June 30, 2018, the following Funds utilized capital loss carryforwards as follows:

	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Utilized capital loss carryforwards	$4,025,903	$30,150,671	$838,796

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Post-October capital losses[3]	$—	$—	$—
Late-year ordinary losses[4]	625,584	27,317	587,758
[3]	Capital losses incurred from November 1, 2017 through June 30, 2018, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2018 through June 30, 2018 and/or specified losses incurred from November 1, 2017 through June 30, 2018.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

For the period July 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund, was calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750

Effective August 1, 2017, the annual fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets over $10 billion	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2018, the complex-level fee for each Fund was 0.1591%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity Income	0.90%	July 31, 2020	N/A
NWQ International Value	0.94	July 31, 2020	N/A
NWQ Multi-Cap Value	0.94	July 31, 2020	N/A
NWQ Large-Cap Value	0.79	July 31, 2020	1.35%
NWQ Small/Mid-Cap Value	1.10	July 31, 2020	1.45
NWQ Small-Cap Value	N/A	N/A	1.50

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected (Unaudited)	$48,162	$51,117	$4,020	$5,232	$7,031	$51,043
Paid to financial intermediaries (Unaudited)	43,030	45,713	3,522	4,596	6,191	44,577

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances (Unaudited)	$11,420	$9,671	$1,045	$1,985	$749	$13,319

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained (Unaudited)	$67,516	$6,293	$1,559	$1,460	$1,692	$17,575

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained (Unaudited)	$521	$1,549	$275	$1,479	$2	$2,048

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares	12,500	—	—	—
Class C Shares	12,500	—	—	—
Class R3 Shares	12,500	11,630	2,302	1,583
Class R6 Shares	—	—	891	802
Class I Shares	254,631	—	—	—
Class T Shares	919	—	—	—

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

Notes to Financial Statements (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, NWQ Multi-Cap Value utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $317,976 and 2.56%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $317,976. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

9. Subsequent Events

Borrowing Arrangements

On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Share Classes and Sales Charges

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of each share class without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional

Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) Nuveen Funds P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Foreign Taxes: Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund paid qualifying taxes of $673,971 and $959,504, respectively, and earned $8,007,700 and $8,858,811 of foreign source income, respectively, during the fiscal year ended June 30, 2018. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ Global Equity Income Fund and Nuveen NWQ International Value Fund hereby designate $0.07 and $0.08 per share as foreign taxes paid, respectively, and $0.81 and $0.77 per share as income earned from foreign sources, respectively, for the fiscal year ended June 30, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2018:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value
Long-term capital gain dividends	$ —	$ —	$ —	$ 17,880,354

			NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Long-term capital gain dividends			$ —	$33,545,195

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund			% of DRD	% of QDI
Nuveen NWQ Global Equity Income Fund			37.7%	100.0%
Nuveen NWQ International Value Fund			0.0%	70.9%
Nuveen NWQ Multi-Cap Value Fund			68.9%	86.2%
Nuveen NWQ Large-Cap Value Fund			67.2%	82.7%
Nuveen NWQ Small/Mid-Cap Value Fund			27.0%	26.6%
Nuveen NWQ Small-Cap Value Fund			0.0%	0.0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI ACWI Ex-U.S. Index: The (MSCI) Morgan Stanley Capital International All Country World Index Ex-U.S. (is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with NWQ Investment Management Company, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one-year period, third quartile in the three-year period and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen NWQ International Value Fund (the “International Value Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and the second quartile in the three- and five-year periods and outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and its performance was below its benchmark in the three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period and underperformed its benchmark in the three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in the one-year period, second quartile in the three-year period, and outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group in the one- and three-year periods. The Board noted the Adviser’s assessment that given the Fund’s value focus, the Fund’s comparative performance versus peers was challenged as growth outperformed value over the one- and three-year periods. The Board further noted that, based on the information presented, an underweight in financials and utilities along with consumer staples holdings detracted from the Fund’s relative performance to its benchmark over the three-year period. The Board, however, noted the Fund’s absolute positive performance over the one-, three- and five-year periods. The Board was satisfied with the Adviser’s explanation of the Fund’s overall performance.

For Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period, second quartile in the three-year period and first quartile in the five-year period. Although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that (a) the Small/Mid-Cap Value Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; (b) the Small-Cap Value Fund had a net management fee below its peer average and a net expense ratio in line with its peer average; and (c) the Global Equity Income Fund, International Value Fund, Large-Cap Value Fund and Multi-Cap Value Fund each had a net management fee and a net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and/or permanent expense cap(s) applicable to each Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	170
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	170
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	170
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	170
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	170
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	170
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	170

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	170
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	168

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	84
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	170
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	170

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (May 2012-April 2017).	170
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	170
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	170
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	170
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	170
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	170
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	170
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	170

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	170

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NWQ-0618D 569739-INV-Y-08/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	30,278	7,000	15,049	0
Nuveen NWQ Multi-Cap Value Fund	14,621	0	0	0
Nuveen NWQ Small-Cap Value Fund	17,380	0	5,040	0
Nuveen NWQ Large-Cap Value Fund	14,537	0	5,286	0
Nuveen NWQ Small/Mid-Cap Value Fund	14,399	0	0	0

Total	$91,215	$7,000	$25,375	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	28,689	21,909	43,423	0
Nuveen NWQ Multi-Cap Value Fund	14,211	985	0	0
Nuveen NWQ Small-Cap Value Fund	17,012	985	3,350	0
Nuveen NWQ Large-Cap Value Fund	14,185	985	4,345	0
Nuveen NWQ Small/Mid-Cap Value Fund	14,066	985	0	0

Total	$88,163	$25,848	$51,118	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	15,049	0	0	15,049
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	5,040	0	0	5,040
Nuveen NWQ Large-Cap Value Fund	5,286	0	0	5,286
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$25,375	$0	$0	$25,375

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	43,423	0	0	43,423
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	3,350	0	0	3,350
Nuveen NWQ Large-Cap Value Fund	4,345	0	0	4,345
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$51,118	$0	$0	$51,118

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018